UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule §240.14a-12

Spherion Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 7, 2006

To our Stockholders:

On behalf of the Board of Directors, it is our pleasure to invite you to attend the annual meeting of stockholders of Spherion Corporation.

As shown in the formal notice enclosed, the annual meeting will be held at 8:30 a.m. (Eastern Daylight Time) on Tuesday, May 16, 2006 at our corporate headquarters, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309. At the annual meeting we will be acting on the matters described in this proxy statement. If you will need special assistance at the annual meeting because of a disability, please contact Ms. Dahlton Bennington at (954) 308-8427.

We sincerely hope you will be able to attend our annual meeting. However, whether or not you are personally present, it is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the annual meeting, you are urged to date, sign and mail the enclosed proxy card in the envelope provided or vote by telephone or on-line.

Thank you for your support.

Sincerely,

ROY G. KRAUSE President & Chief Executive Officer	STEVEN S. ELBAUM Chairman

SPHERION CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held
Tuesday, May 16, 2006
8:30 a.m. EDT

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of SPHERION CORPORATION, a Delaware corporation, will be held at 8:30 a.m. (Eastern Daylight Time) on Tuesday, May 16, 2006 at our corporate headquarters, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309. At the Annual Meeting, our stockholders will be asked to consider and vote upon the following matters:

1.	The election of two Class I members of the Board of Directors to hold office until the 2009 annual meeting of stockholders or until their successors are duly elected and qualified.

2.	A proposal to adopt the Spherion Corporation 2006 Stock Incentive Plan.

3.	A proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors for the 2006 fiscal year.

4.	The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 24, 2006 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS,

 LISA G. IGLESIAS
Secretary

Fort Lauderdale, Florida
April 7, 2006

— IMPORTANT —
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON-LINE. IF YOU ATTEND
THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
THANK YOU FOR VOTING PROMPTLY.

TABLE OF CONTENTS

About the Annual Meeting	1
What is the purpose of the Annual Meeting?	1
Who is entitled to vote at the Annual Meeting?	1
What are the voting rights of the holders of our Common Stock?	1
What constitutes a quorum?	1
How do I vote?	2
Can I change my vote after I return my Proxy Card?	2
What are the Board’s recommendations?	2
What vote is required to approve each item?	3
How are proxies being solicited?	3
Can different stockholders sharing the same address receive only one Annual Report and Proxy Statement?	3
Stock Ownership	4
Who are the largest owners of our Common Stock?	4
How much of our Common Stock do our directors and executive officers own?	4
Item 1 — Election of Directors	7
Directors Standing for Election	7
How are directors compensated?	8
What are the standing committees of the Board?	9
Director Independence	10
How does the Board select director nominees?	11
Audit Committee Report	12
Audit and Non-Audit Fees	13
Pre-Approval Policies and Procedures	13
Executive Compensation	14
Summary Compensation Table	14
Option Grants in Fiscal 2005	15
Option Exercises and Values in Fiscal 2005	16
Employment Contracts, Termination of Employment and Change-in-Control Arrangements	16
Compensation Committee Interlocks and Insider Participation	17
Compensation Committee Report on Executive Compensation	18
Certain Relationships and Related Transactions	20
Do we have a Code of Ethics?	20

Performance Graph	21

Item 2 — Adoption of the 2006 Stock Incentive Plan	22

Equity Compensation Plan Information	27

Item 3 — Ratification of Appointment of Auditors	27

Section 16(a) Beneficial Ownership Reporting Compliance	27

Stockholder Communication with the Board of Directors	28

Stockholder Proposals	28

Other Matters	28
Appendix A: Audit Committee Charter	A-1
Appendix B: Governance Principles on Director Independence	B-1
Appendix C: Spherion Corporation 2006 Stock Incentive Plan	C-1

2006 ANNUAL MEETING OF STOCKHOLDERS
OF
SPHERION CORPORATION

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Spherion Corporation, a Delaware corporation (“Spherion”), of proxies from the holders of our common stock, $.01 par value per share (the “Common Stock”), for use at our 2006 Annual Meeting of Stockholders to be held pursuant to the enclosed Notice of Annual Meeting, at 8:30 a.m. (Eastern Daylight Time) on Tuesday, May 16, 2006, at our corporate headquarters, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309, telephone (954) 308-7600, or at any adjournments or postponements thereof (the “Annual Meeting”).

The approximate date that this Proxy Statement and the enclosed form of proxy (“Proxy Card”) are first being sent to stockholders is April 7, 2006.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting attached to this Proxy Statement. In addition, management will respond to questions by stockholders.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on March 24, 2006, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the Common Stock that you held on that date at the Annual Meeting, or any postponements or adjournments of the Annual Meeting.

What are the voting rights of the holders of our Common Stock?

Each stockholder is entitled to one vote on each matter properly presented at the Annual Meeting for each share of Common Stock owned by that stockholder at the close of business on the Record Date. Therefore, if you owned 100 shares of Common Stock at the close of business on March 24, 2006, you can cast 100 votes for each matter properly presented at the Annual Meeting. Stockholders do not have a right to cumulate their votes for directors.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the Common Stock outstanding on the Record Date will constitute a quorum, permitting us to conduct business at the Annual Meeting. As of the Record Date, there were 57,949,426 shares of Common Stock issued and outstanding and entitled to be voted at the Annual Meeting. Thus, the presence of the holders of Common Stock representing at least 28,974,714 shares will be required to establish a quorum. If less than a majority of the shares of Common Stock entitled to vote are represented at the Annual Meeting, the holders of a majority of the shares actually represented may adjourn the Annual Meeting to another date, time and place.

Pursuant to Delaware law, proxies received but marked as abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum. Abstentions are counted as present and entitled to vote and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter. However, a broker non-vote on a matter is considered as not entitled to vote on that matter and thus is not counted as a vote cast in determining whether a matter has been approved.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at our corporate headquarters, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309, for a period of ten days prior to the Annual Meeting and also at the Annual Meeting.

How do I vote?

Depending on how you hold your Common Stock, there are several ways in which you may vote:

•	Sign and return your Proxy Card. Any stockholder may complete and properly sign the accompanying Proxy Card and return it and your shares will be voted as you direct.

•	Vote by Telephone. You may vote by telephone by following the instructions included with your Proxy Card. The deadline for voting by telephone is 11:59 p.m. on May 15, 2006. For those “street name” stockholders (stockholders whose shares are held through a broker or nominee) who wish to vote by telephone, please check your Proxy Card or contact your broker or nominee to determine whether you will be able to vote by telephone.

•	Vote on the Internet. You may vote electronically through the Internet by following the instructions included with your Proxy Card. The deadline for voting electronically using the Internet is 11:59 p.m. on May 15, 2006. For those “street name” stockholders who wish to vote by using the Internet, please check your Proxy Card or contact your broker or nominee to determine whether you will be able to vote using the Internet.

•	Attend the Annual Meeting in person. Any stockholder may attend the Annual Meeting in person and vote their shares in person; however, if you are a “street name” stockholder and you wish to vote in person at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares.

•	401(k) Plan stockholders. If you participate in Spherion’s 401(k) plan, you may vote the amount of shares of Common Stock credited to your account as of the Record Date. You may vote by instructing T. Rowe Price, the trustee of the 401(k) plan, pursuant to the instruction card being delivered with this Proxy Statement to plan participants. The trustee will vote your shares in accordance with your duly executed instructions if received by May 12, 2006. If you do not send timely instructions, the nonvoted whole and fractional shares will be voted by the trustee in the same proportion that it votes the whole and fractional shares for which it did receive timely voting instructions.

No matter what method you ultimately decide to use to vote your Common Stock, we urge you to vote promptly.

Can I change my vote after I return my Proxy Card?

Yes. Even after you have submitted your Proxy Card you may change your vote at any time before the proxy is exercised by filing with our Corporate Secretary either a notice of revocation or a duly executed proxy bearing a later date; however, no such revocation or subsequent proxy will be effective unless and until written notice of the revocation or subsequent proxy is received by us at or prior to the Annual Meeting.

For 401(k) shares, you may revoke previously given voting instructions on or before May 12, 2006 by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date.

What are the Board’s recommendations?

The Board’s recommendations are set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•	“for” election of the nominated slate of directors (see Item 1);

•	“for” adoption of the Spherion Corporation 2006 Stock Incentive Plan (see Item 2);

•	“for” ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the 2006 fiscal year (see Item 3).

Unless you give other instructions on your Proxy Card, the persons named proxy holders on the Proxy Card will vote in accordance with the recommendations of the Board. With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated.

Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted as a vote cast at the Annual Meeting. Accordingly, an abstention will have the effect of a negative vote.

How are proxies being solicited?

In addition to soliciting proxies by mail, certain of our employees may also solicit proxies personally, by telephone or otherwise, but such persons will not receive any special compensation for such services. We will reimburse brokerage firms, banks, fiduciaries, voting trustees and other nominees for customary costs of forwarding the soliciting material to each beneficial owner of stock held of record by them. We will pay the entire cost of this solicitation.

Can different stockholders sharing the same address receive only one Annual Report and Proxy Statement?

Yes. The Securities and Exchange Commission rules permit companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more security holders sharing the same address by delivering only one proxy statement and annual report to that address. This process, which is commonly referred to as “householding,” can effectively reduce our printing and postage costs. Under householding, each stockholder would continue to receive a separate proxy card or voting instruction card.

If you are currently receiving multiple sets of Annual Meeting materials and wish only to receive one set, please make sure to choose that option on your Proxy Card when voting. If you own your shares in “street name,” you can request householding by calling or writing your brokerage firm, bank or other nominee.

Certain of our stockholders whose shares are held in “street name” and who have consented to householding will receive only one set of our Annual Meeting materials per household this year. If your household received a single set of our Annual Meeting materials this year, you can request to receive additional copies of these materials by calling or writing your brokerage firm, bank or other nominee. Additionally, you may also contact us to receive additional Annual Meeting materials or to request that we cease householding your Annual Meeting materials by writing to the attention of Investor Relations at Spherion Corporation, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309 or by calling 954-308-7600.

STOCK OWNERSHIP

Who are the largest owners of our Common Stock?

Based on a review of filings with the Securities and Exchange Commission, the following represents each person known to us to be the beneficial owner of more than five percent of the Common Stock (footnotes begin on the following page):

Name of Beneficial Owner and Address	Shares of Common Stock Beneficially Owned (1)	Percent of Class
Dimensional Fund Advisors Inc. (2) 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	5,444,860	9.13%
Hotchkis and Wiley Capital Management, LLC (3) 725 South Figueroa Street, 39th Floor Los Angeles, California 90017	4,556,400	7.6%
Daruma Asset Management, Inc. (4) 80 West 40th Street, 9th Floor New York, New York 10018	3,543,300	5.9%
Donald Smith & Co., Inc. (5) 152 West 57th Street New York, New York 10019	3,040,312	5.10%
Barclays (6) 45 Fremont Street San Francisco, California 94105	3,032,534	5.08%

How much of our Common Stock do our directors and executive officers own?

The following table sets forth the beneficial ownership of our Common Stock as of March 1, 2006 by each of the Named Executive Officers in the Summary Compensation Table on page 14 and all of our continuing directors, nominees to the Board of Directors and executive officers as a group. The determinations of beneficial ownership by our directors and executive officers of the Common Stock are based upon Rule 13d-3 under the Securities Exchange Act of 1934, as amended. This Rule provides that shares shall be deemed so owned where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose or to direct the disposition of shares; or where a person has the right to acquire any such power within 60 days after the date such beneficial ownership is determined.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Percent of Class if more than 1%
Roy G. Krause (7)	809,292	1.37%
Mark W. Smith (8)	235,002	*
Eric Archer (9)	222,901	*
Steven S. Elbaum (10)	187,531	*
Byrne K. Mulrooney (11)	124,999	*
Richard A. Lamond (12)	124,144	*
J. Ian Morrison (13)	74,790	*
William F. Evans (14)	72,172	*
A. Michael Victory (15)	71,372	*
David R. Parker (16)	27,938	*
James J. Forese (17)	27,887	*
Anne Szostak	10,000	*
Directors and Executive Officers as a group (15 persons) (18)	2,145,934	3.64%

*	Indicates less than 1.0%

(1)	Unless otherwise indicated in the notes to this table, the stockholders listed in the table have sole voting and dispositive power with respect to shares beneficially owned by them. Deferred Stock Units (“DSUs”) have been granted to certain of our directors and executive officers. A DSU represents the right to receive a share of Common Stock in the future after meeting service requirements or financial targets. Included in the shares beneficially owned by the stockholders are DSUs that have vested. The holder may elect to accept delivery of the common share underlying such DSU at the time of vesting or to defer delivery until a designated time in the future. A stockholder does not possess voting power as to a common share underlying a DSU until the stockholder accepts delivery of such common share. A stockholder does possess dispositive power as to a DSU once the DSU has vested.

(2)	Based on Schedule 13G/A filed with the Securities and Exchange Commission on February 6, 2006, Dimensional Fund Advisors Inc. is the beneficial owner of 5,444,860 shares of the Common Stock or 9.13% of shares outstanding (as manager for a variety of funds that own such shares), which shares were acquired for investment purposes by such investment adviser for certain of its clients. Dimensional Fund Advisors Inc. asserts sole voting power and sole dispositive power as to all 5,444,860 shares.

(3)	Based on Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2006, Hotchkis and Wiley Capital Management, LLC is the beneficial owner of 4,556,400 shares of the Common Stock or 7.6% of shares outstanding, which shares were acquired for investment purposes by such investment adviser for certain of its clients. Hotchkis and Wiley Capital Management, LLC asserts sole voting power as to 3,231,600 of the shares and sole dispositive power as to all 4,556,400 shares.

(4)	Based on Schedule 13G filed with the Securities and Exchange Commission on February 13, 2006, Daruma Asset Management, Inc. is the beneficial owner of 3,543,300 shares of the Common Stock or 5.9% of shares outstanding, which shares were acquired for investment purposes by such investment adviser for certain of its clients. Daruma Asset Management, Inc. asserts sole voting power as to 1,434,600 of the shares and sole dispositive power as to all 3,543,300 shares.

(5)	Based on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006, Donald Smith & Co., Inc. is the beneficial owner of 3,040,312 shares of the Common Stock or 5.10% of shares outstanding, which shares were acquired for investment purposes by such investment adviser for certain of its clients. Donald Smith & Co., Inc. asserts sole voting power as to 2,080,912 of the shares and sole dispositive power as to all 3,040,312 shares.

(6)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2006, Barclays Global Investors, NA is the beneficial owner of 1,558,907 shares of the Common Stock or 2.61% of shares outstanding and Barclays Global Fund Advisors is the beneficial owner of 1,473,627 shares of Common Stock or 2.47% of shares outstanding for a combined total of 3,032,534 shares or 5.08% of shares outstanding which shares were acquired for investment purposes by such investment advisers for certain of their clients. Barclays Global Investors, NA asserts sole voting power as to 1,291,612 shares and sole dispositive power as to all 1,558,907 shares. Barclays Global Fund Advisors asserts sole voting power and sole dispositive power as to all 1,473,627 shares.

(7)	Includes 599,233 shares of Common Stock deemed to be beneficially owned by Mr. Krause by reason of his right to acquire such shares within 60 days after March 1, 2006 through the exercise of stock options granted to him pursuant to the Spherion 2000 Stock Incentive Plan (the “2000 Plan”) and its predecessor plans and 37,569 shares of Common Stock deemed to be beneficially owned by Mr. Krause by reason of his right to acquire such shares within 60 days after March 1, 2006 through the vesting and delivery of shares of Common Stock pursuant to the Spherion Deferred Stock Plan (the “DSU Plan”). Also includes 49,870 shares of Common Stock held by Mr. Krause pursuant to the Spherion Deferred Compensation Plan (the “DCP”). Those employees holding shares of Common Stock pursuant to the DCP have no voting power to those shares but do have dispositive power.

(8)	Includes 183,518 shares of Common Stock deemed to be beneficially owned by Mr. Smith by reason of his right to acquire such shares within 60 days after March 1, 2006 through the exercise of stock options granted to him pursuant to the 2000 Plan and its predecessor plans and 17,250 shares of Common Stock deemed to be beneficially owned by Mr. Smith by reason of his right to acquire such shares within 60 days after March 1, 2006 through the vesting and delivery of shares of Common Stock pursuant to the DSU Plan. Also includes 1,997 shares of Common Stock held by Mr. Smith pursuant to the DCP.

(9)	Includes 163,147 shares of Common Stock deemed to be beneficially owned by Mr. Archer by reason of his right to acquire such shares within 60 days after March 1, 2006 through the exercise of stock options granted to him pursuant to the 2000 Plan and its predecessor plans. Also includes 2,854 shares of Common Stock held by Mr. Archer pursuant to the DCP.

(10)	Includes 90,111 shares of Common Stock deemed to be beneficially owned by Mr. Elbaum by reason of his right to acquire such shares within 60 days after March 1, 2006 through the exercise of stock options granted to him pursuant to the 2000 Plan and its predecessor plans and 65,874 shares of Common Stock deemed to be beneficially owned by Mr. Elbaum by reason of his right to acquire such shares within 60 days after March 1, 2006 through the vesting and delivery of shares of Common Stock pursuant to the DSU Plan.

(11)	Represents 124,999 shares of Common Stock deemed to be beneficially owned by Mr. Mulrooney by reason of his right to acquire such shares within 60 days after March 1, 2006 through the exercise of stock options granted to him pursuant to the 2000 Plan and its predecessor plans.

(12)	Represents 100,000 shares of Common Stock deemed to be beneficially owned by Mr. Lamond by reason of his right to acquire such shares within 60 days after March 1, 2006 through the exercise of stock options granted to him pursuant to the 2000 Plan and its predecessor plans.

(13)	Includes 51,738 shares of Common Stock deemed to be beneficially owned by Mr. Morrison by reason of his right to acquire such shares within 60 days after March 1, 2006 through the exercise of stock options granted to him pursuant to the 2000 Plan and its predecessor plans and 12,918 shares of Common Stock deemed to be beneficially owned by Mr. Morrison by reason of his right to acquire such shares within 60 days after March 1, 2006 through the vesting and delivery of shares of Common Stock pursuant to the DSU Plan.

(14)	Includes 51,738 shares of Common Stock deemed to be beneficially owned by Mr. Evans by reason of his right to acquire such shares within 60 days after March 1, 2006 through the exercise of stock options granted to him pursuant to the 2000 Plan and its predecessor plans and 12,918 shares of Common Stock deemed to be beneficially owned by Mr. Evans by reason of his right to acquire such shares within 60 days after March 1, 2006 through the vesting and delivery of shares of Common Stock pursuant to the DSU Plan.

(15)	Represents 51,738 shares of Common Stock deemed to be beneficially owned by Mr. Victory by reason of his right to acquire such shares within 60 days after March 1, 2006 through the exercise of stock options granted to him pursuant to the 2000 Plan and its predecessor plans and 5,000 shares of Common Stock deemed to be beneficially owned by Mr. Victory by reason of his right to acquire such shares within 60 days after March 1, 2006 through the vesting and delivery of shares of Common Stock pursuant to the DSU Plan.

(16)	Includes 5,000 shares of Common Stock deemed to be beneficially owned by Mr. Parker by reason of his right to acquire such shares within 60 days after March 1, 2006 through the exercise of stock options granted to him pursuant to the 2000 Plan and its predecessor plans and 10,051 shares of Common Stock deemed to be beneficially owned by Mr. Parker by reason of his right to acquire such shares within 60 days after March 1, 2006 through the vesting and delivery of shares of Common Stock pursuant to the DSU Plan.

(17)	Includes 5,000 shares of Common Stock deemed to be beneficially owned by Mr. Forese by reason of his right to acquire such shares within 60 days after March 1, 2006 through the exercise of stock options granted to him pursuant to the 2000 Plan and its predecessor plans and 7,887 shares of Common Stock deemed to be beneficially owned by Mr. Forese by reason of his right to acquire such shares within 60 days after March 1, 2006 through the vesting and delivery of shares of Common Stock pursuant to the DSU Plan.

(18)	Includes an aggregate of 1,565,758 shares of Common Stock deemed to be beneficially owned by our directors and executive officers by reason of their right to acquire such shares within 60 days after March 1, 2006 through the exercise of stock options granted to them pursuant to the 2000 Plan and its predecessor plans and 181,967 shares of Common Stock deemed to be beneficially owned by our directors and executive officers by reason of their right to acquire such shares within 60 days after March 1, 2006 through the vesting and delivery of shares of Common Stock pursuant to the DSU Plan. Also includes 58,245 shares of Common Stock held by our directors and executive officers pursuant to the DCP.

ELECTION OF DIRECTORS
(Item 1 on Proxy Card)

Our Restated Certificate of Incorporation and Restated By-laws provide that the number of directors needed to constitute the Board of Directors shall be nine unless otherwise fixed by a resolution adopted by a majority of the entire Board. The Restated Certificate of Incorporation and Restated By-laws further provide that the Board of Directors shall be divided into three classes: Class I, Class II and Class III, with each class to consist, as nearly as possible, of one-third of the members of the Board. Members of each class of the Board of Directors are elected for a term of three years, and the term of office of one class of directors expires at each annual meeting of stockholders.

At the 2006 Annual Meeting of Stockholders, two Class I directors will be elected to hold office for three years or until their respective successors are duly elected and qualified. William F. Evans and Roy G. Krause have been nominated for election as Class I directors and both of them are currently serving as Class I directors. The shares voted by proxies solicited by the Board will be voted for the election of Messrs. Evans and Krause unless authority to do so is withheld as provided in the Proxy Card. All nominees have consented to serve if elected and the Board of Directors has no reason to believe that any of the nominees will be unable to accept the office of director, but if such contingency should arise, it is the intention of the proxies to vote for such person or persons as the Board of Directors may recommend.

Directors Standing for Election

Name and Age	Principal Occupation and Directorships
NOMINEES FOR CLASS I (term expiring in 2009)
William F. Evans (58)
Director of Spherion since August 1993. Executive Vice President and Chief Financial Officer, Witness Systems, Inc., a global provider of workforce optimization software and services, since May 2002. Consultant from January 2001 through May 2002. President, Essex Electrical Group, a provider of building and industrial wire for residential and commercial buildings, from July 1999 through January 2001.

Roy G. Krause (59)
Director of Spherion since October 2004. President and Chief Executive Officer of Spherion since October 2004; President and Chief Operating Officer of Spherion from July 2003 to October 2004; Executive Vice President and Chief Financial Officer of Spherion from October 1995 to July 2003.

CONTINUING DIRECTORS — CLASS II (term expiring in 2007)
Steven S. Elbaum (57)
Chairman of Spherion since April 2001. Director of Spherion since May 1996. Director of Brandon Systems Corporation, a technology staffing company purchased by Spherion, from January 1987 until May 1996. Chairman of the Board and Chief Executive Officer of The Alpine Group, Inc., an investment holding company, since June 1984. Chairman of Superior Telecom Inc., a wire and cable manufacturer from October 1996 to November 2003. Chief Executive Officer of Superior Telecom Inc. from October 1996 until December 2002. Superior Telecom Inc. filed a voluntary petition under the federal bankruptcy laws in March 2003 and was discharged and reorganized effective November 2003. Chairman of the Board, PolyVision Corporation, an information display company, from April 1996 until November 2001. Director of Vestaur Securities, Inc., a closed-end investment company, from March 1999 until May 2005.

Name and Age	Principal Occupation and Directorships
David R. Parker (62)
Director of Spherion since February 2003. Chief Operating Officer, The Archstone Partnerships, a fund of funds manager, since January 2005. Managing Director of The Archstone Partnerships, from February 2003 until January 2005. Managing Partner of Interprise Technology Partners, L.P., a technology and Internet-focused venture capital firm, from January 1999 to February 2003. Director, Applied Graphics Technologies from May 1998 until October 2003. Director, Tupperware Corporation since March 1997.

Anne Szostak (55)
Director of Spherion since March 2005. President and Chief Executive Officer, Szostak Partners, a consulting firm that advises CEOs on strategic and human resource issues, since November 2005. Executive Vice President and Corporate Director of Human Resources, FleetBoston Financial Corporation from October 1998 until May 2004. Chairperson and Chief Executive Officer, Fleet Bank of Rhode Island, a unit of FleetBoston Financial Corporation, from October 2001 until January 2004. Director, Tupperware Corporation since August 2000. Director, Belo Corporation, a media company, since October 2004. Director, ChoicePoint, a provider of information and technology solutions, since December 2005.

CONTINUING DIRECTORS — CLASS III (term expiring in 2008)
James J. Forese (70)
Director of Spherion since February 2003. Operating Partner and Chief Operating Officer, Thayer Capital Partners, a private equity investment firm, since July 2003. Chairman of the Board of IKON Office Solutions, Inc., an independent distributor of office equipment and document management services (“IKON”) from 2000 to February 2003. President and Chief Executive Officer of IKON from 1998 through 2002. Director, Anheuser-Busch Companies, Inc., a beverage company, since April 2003. Director, BFI Canada Income Fund, a waste management company, since January 2004. Director, Suntron Corporation, a manufacturing company, since April 2004.

J. Ian Morrison (53)	Director of Spherion since August 1993. Consultant and President Emeritus, Institute for the Future, a non-profit research and consulting firm, since August 1996.

A. Michael Victory (71)
Director of Spherion since August 1980. President of AMEC Capital, Inc., an investment banking and venture capital firm, since September 1996. President and Chief Executive Officer of Demeter Systems LLC, a research and development company with energy efficient products and technologies for companies in energy-related industries, from March 2005 until December 2005.

How are directors compensated?

Non-employee directors receive an annual retainer. The annual retainer is determined by the Board each year and is effective for a twelve-month period commencing on July 1st of such year. The Board may designate the manner in which the annual retainer shall be payable including, but not limited to, in cash, in shares of our Common Stock or in any combination thereof, and may permit up to 100% of the annual retainer to be deferred and paid to the directors in the form of DSUs. The annual retainer payable to each non-employee director is currently set at $35,000.

Our Chairman receives an additional annual retainer in the amount of $100,000 payable in cash, DSUs or stock options, at the election of the Board. In 2005, the Board elected to pay the Chairman in DSUs, granting him 15,152 DSUs. In addition, the Chairperson of each of the Compensation Committee, the Executive Committee and the Nominating Committee receive an additional annual retainer in the amount of $10,000, payable in cash. The Chairperson of the Audit Committee receives an additional annual retainer in the amount of $20,000, payable in cash.

Additionally, non-employee directors are compensated at the rate of $2,000 per Board meeting attended and $1,500 per Committee meeting attended, each payable in cash. Attendance fees are not paid for Board or Committee meetings that, in the judgment of the Chairperson thereof, are not of sufficient length or significance to warrant an attendance fee. Directors are reimbursed for expenses incurred by them in connection with our business.

Each non-employee director is entitled to receive an annual grant of DSUs in an amount equal to $50,000 based on the value of the underlying Common Stock, vesting on the first anniversary of the date of grant. Seven thousand five-hundred seventy-six (7,576) DSUs were granted to each non-employee director on July 1, 2005 and will vest on July 1, 2006. In addition, Messrs. Morrison and Victory participate in certain of our health benefit plans for which they pay the entire premium.

Non-employee members of the Board of Directors are required to meet certain stock ownership guidelines. Each is required to own and hold a minimum of 10,000 shares of our Common Stock. Vested DSUs count toward this requirement. All of our current directors have already met the stock ownership requirement. New directors have two years from the time of election to the Board to meet this goal.

The table below shows the total cash and equity-based compensation paid in 2005 to each of our current non-employee directors.

Director	Annual Board Retainer ($)	Board Meeting Fees ($)	Committee Meeting and Chair Fees Paid in Cash ($)		Deferred Stock Unit Awards* ($)		Total ($)
Steven S. Elbaum	$35,000	$12,000	$9,000	**	$150,000	**	$206,000
William F. Evans	$35,000	$12,000	$42,500		$50,000		$139,000
James J. Forese	$35,000	$10,000	$40,000		$50,000		$135,000
J. Ian Morrison	$35,000	$12,000	$20,500		$50,000		$117,500
David R. Parker	$35,000	$12,000	$22,500		$50,000		$119,500
Anne Szostak***	$35,000	$8,000	$10,500		$50,000		$103,500
A. Michael Victory	$35,000	$12,000	$22,000		$50,000		$119,000

*	The value shown includes the number of deferred stock units granted in 2005 (7,576) multiplied by the closing price of our Common Stock on the day of the grant ($6.60)

**	The Board elected to pay Mr. Elbaum’s annual chairman’s retainer of $100,000 by issuing 15,152 deferred stock units, which when multiplied by the closing price of our Common Stock on the day of the grant ($6.60), results in a value of $100,000, which amount is included under “Deferred Stock Unit Awards.”

***	Ms. Szostak joined the Board on March 21, 2005.

What are the standing committees of the Board?

The standing committees of the Board include: the Audit Committee, the Compensation Committee, the Corporate Governance Committee, the Nominating Committee and the Executive Committee. The following table sets forth Committee memberships as of the date of this Proxy Statement.

Director	Audit Committee	Compensation Committee	Corporate Governance Committee	Nominating Committee	Executive Committee
Steven S. Elbaum			**		*
William F. Evans	**		*
James J. Forese	*	*	*		**
Roy G. Krause					*
J. Ian Morrison		**	*	*
David R. Parker	*		*	*	*
Anne Szostak		*	*	*
A. Michael Victory		*	*	**	*

*	Member

**	Chair

The functions of the Audit Committee and its activities during fiscal year ended January 1, 2006 (“Fiscal 2005”) are described below in the Audit Committee Report. The Committee met twelve times during Fiscal 2005. All members of the Audit Committee are “independent” within the meaning of the listing standards of the New York Stock Exchange (“NYSE”) and meet financial literacy and management expertise requirements. Chairman William F. Evans has been designated by the Board as an “audit committee financial expert” within the meaning of Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934. The charter of the Audit Committee is available on our website at www.spherion.com under the Corporate Governance tab found in the Investor Relations section and is attached to this proxy statement as Appendix A.

All members of the Compensation Committee are “independent” within the meaning of the listing standards of the NYSE. The Compensation Committee grants stock and equity-linked awards, determines and approves, in consultation with the other independent directors, the Chief Executive Officer’s (“CEO”) annual compensation, evaluates the performance and approves the compensation of our executive officers including our Named Executive Officers, administers our equity-based plans, and reviews and makes recommendations to the Board concerning compensation for directors and approval of compensation plans requiring stockholder approval. The Compensation Committee held four meetings during Fiscal 2005. The charter of the Compensation Committee is available on our website at www.spherion.com under the Corporate Governance tab found in the Investor Relations section.

The Corporate Governance Committee is comprised of all of the independent, non-employee directors and meets regularly in executive session without the presence of the CEO or other management. These executive sessions are presided over by the Committee’s Chairman who is selected annually by the Board of Directors. During Fiscal 2005, Steven S. Elbaum, as the Committee’s Chairman, presided over the executive sessions. The primary functions of the Corporate Governance Committee include reviewing and recommending to the Board: (i) roles and compositions of the various Board committees; (ii) evaluation of the performance of the Board; and (iii) evaluation of the senior management. This Committee held five meetings (two of which were uncompensated) during Fiscal 2005. The charter of the Corporate Governance Committee is available on our website at www.spherion.com under the Corporate Governance tab found in the Investor Relations section.

The Nominating Committee, whose primary function is to identify and recommend nominees for election as directors, did not hold any meetings during Fiscal 2005. All members of the Nominating Committee are “independent” within the meaning of the listing standards of the NYSE. The charter of the Nominating Committee is available on our website at www.spherion.com under the Corporate Governance tab found in the Investor Relations section.

The primary function of the Executive Committee is to exercise the authority of the Board during intervals between meetings of the Board, subject to limitations of Delaware law. The Executive Committee held one meeting during Fiscal 2005. The charter of the Executive Committee is available on our website at www.spherion.com under the Corporate Governance tab found in the Investor Relations section.

The Board of Directors has the ability to retain outside advisors as it deems necessary in the performance of its duties. The Board of Directors held six meetings during Fiscal 2005. All directors attended at least seventy-five percent of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during Fiscal 2005.

We do not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but we encourage directors to attend and historically, most have done so. All members of the Board of Directors attended the 2005 annual meeting of stockholders.

Director Independence

The provisions of our Governance Principles regarding director independence meet the listing standards of the NYSE. The portion of our Governance Principles addressing director independence is attached to this proxy statement as Appendix B. A copy of our Governance Principles is also available on our website at www.spherion.com under the Corporate Governance tab found in the Investor Relations section. The Board of Directors has determined that all of its members are “independent” within the meaning of these standards, with the exception of Roy G. Krause, who is also our President and Chief Executive Officer.

How does the Board select director nominees?

The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Committee has also retained, from time to time, a third-party executive search firm to identify candidates upon request of the Committee. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Corporate Secretary in writing with whatever supporting material the stockholder considers appropriate. The Nominating Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our Restated By-laws relating to stockholder nominations as described in “Stockholder Proposals” below.

Once the Nominating Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the Committee. The Committee then evaluates the prospective nominee against the standards and qualifications set out in the Charter of the Nominating Committee, including:

•	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties;

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;

•	the prospective nominee’s character and integrity; and

•	the prospective nominee’s ability to be free of any conflict of interest.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR CLASS I DIRECTOR. IF YOU COMPLETE THE ENCLOSED PROXY CARD, UNLESS YOU DIRECT TO THE CONTRARY ON THAT CARD, THE SHARES REPRESENTED BY THAT PROXY CARD WILL BE VOTED “FOR” ALL THE NOMINEES.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee of the Board of Directors (the “Audit Committee”) of Spherion does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Spherion filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Spherion specifically incorporates this Report by reference therein.

The Audit Committee’s purpose is to assist the Board of Directors’ oversight of:

•	The integrity of our financial statements;

•	The integrity of our financial reporting process and systems of internal controls regarding finance and accounting;

•	Our compliance with legal and regulatory requirements;

•	The independent auditors’ qualifications, independence and performance;

•	The performance of our internal audit function; and

•	Communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

A more detailed description of the scope of the Audit Committee’s responsibilities and how they will be carried out is contained in the Audit Committee’s charter which is available on our website at www.spherion.com under the Corporate Governance tab found in the Investor Relations section and attached to this proxy statement as Appendix A.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee held twelve meetings during Fiscal 2005. The Audit Committee regularly meets in executive sessions with our independent auditors and with our internal auditors, in each case without the presence of our management.

The members of the Audit Committee during Fiscal 2005 were William F. Evans (Chairman), James J. Forese and David R. Parker. Each member of the Audit Committee has certified that he is independent from us as such term is defined in Sections 303.01(B)(2)(a) and (3) of the NYSE’s listing standards and Chairman William F. Evans has been designated by the Board as an “audit committee financial expert” within the meaning of Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from our independent auditors, Deloitte & Touche LLP, a formal written statement describing all relationships between the auditors and Spherion that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, as amended, “Independence Discussions with Audit Committees;” discussed with the auditors any relationships that may impact their objectivity and independence; and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors, the quality and adequacy of our internal controls and the internal audit function’s organization and responsibilities. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee discussed and reviewed with the independent auditors all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.

The Audit Committee reviewed our audited financial statements as of and for the fiscal year ended January 1, 2006, with management and the independent auditors. Management has the responsibility for the preparation of our financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended January 1, 2006, for filing with the Securities and Exchange Commission.

The Audit Committee and the Board of Directors have also recommended, subject to stockholder ratification, the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2006.

Date: April 7, 2006

BY THE 2005 AUDIT COMMITTEE,

William F. Evans, Chairman
James J. Forese
David R. Parker

AUDIT AND NON-AUDIT FEES

The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”), for professional services rendered for Fiscal 2005 and for the year ended December 31, 2004 (“Fiscal 2004”) are set forth below:

	Fiscal 2005	Fiscal 2004
Audit fees	$1,282,000	$1,436,500
Audit-related fees	125,600	82,300
Tax fees*	175,600	733,500
Other fees	28,100	27,400
Total fees	$1,611,300	$2,279,700

*	In Fiscal 2004 and Fiscal 2005, tax fees include $372,000 and $146,100, respectively, for tax compliance and preparation; the remaining tax fees are related to tax planning and advice.

Audit-related fees for both years include audits of benefit plans. The Audit Committee has considered and has agreed that the provision of services as described above are compatible with maintaining Deloitte’s independence.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves the engagement of the independent auditor for all professional services. The Audit Committee approved all services performed by Deloitte during Fiscal 2005. The pre-approval process generally involves the full Audit Committee evaluating and approving the particular engagement prior to the commencement of services. However, the Audit Committee has delegated pre-approval authority to Mr. Evans, as Audit Committee Chairperson, for circumstances when it is impractical to hold a meeting of the full Audit Committee. In the event that Mr. Evans pre-approves an engagement, he is then required to report the pre-approval to the full Audit Committee at the next regularly scheduled Audit Committee meeting.

EXECUTIVE COMPENSATION

The following table sets forth the aggregate compensation earned during each of our three most recently completed fiscal years by President and Chief Executive Officer Roy G. Krause and the four other most highly compensated executive officers in Fiscal 2005 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation (1) Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($) (2)		Securities Underlying Options (#) (3)		All Other Compensation ($)
Roy G. Krause	2005	$535,192	$300,000	$0	$442,960		139,000		$2,322	(4)
President and	2004	495,000	0	144,825	0		0		2,322
Chief Executive Officer	2003	495,000	250,000	0	574,425		135,000		2,322

Byrne K. Mulrooney	2005	$350,000	$170,000	$0	$221,480		70,000		$800	(5)
President, Staffing	2004	350,000	180,469	66,093	0		0		540
Services	2003	106,346	100,000	0	374,625	*	152,500		40,077

Eric Archer	2005	$336,538	$135,137	$0	$205,660	(6)	65,000	(7)	$810	(8)
Former President,	2004	299,385	199,853	58,535	0		0		810
Professional Services	2003	266,731	405,216	0	299,700		70,000		810

Mark W. Smith	2005	$300,000	$125,000	$0	$174,020		56,000		$540	(9)
Senior Vice President and	2004	298,461	50,000	43,447	0		0		540
Chief Financial Officer	2003	250,000	0	0	387,700		70,000		540

Richard A. Lamond	2005	$275,000	$100,000	$0	$134,470		45,000		$2,322	(10)
Senior Vice President	2004	275,000	25,000	0	0		0		2,322
and Chief Human	2003	275,000	0	40,759	224,775		52,500		2,322
Resources Officer

*	This amount corrects and replaces the amount of $37,462 previously reported.

(1)	There were no Stock Appreciation Rights or Long-Term Incentive Plan Payouts to the listed individuals during fiscal years 2003, 2004 or 2005.

(2)	Represents grants of DSUs. A DSU represents the right to receive a share of Common Stock in the future after meeting service requirements or financial targets. The holder may elect to accept delivery of the common share underlying a DSU upon vesting or defer delivery until the future. Holders are not eligible to receive dividends on DSUs until receipt of the underlying common share. For grants in 2003 and 2005, DSUs have a three-year cliff vesting based on achievement by us of certain revenue growth rates and earnings targets. The aggregate DSU holdings as of the end of Fiscal 2005 in number of shares and year-end value were 175,050 shares and $1,752,251 for Mr. Krause, of which 37,569 shares and $376,066 were vested and deferred; 65,500 shares and $655,655 for Mr. Mulrooney, of which no shares were vested and deferred; 64,750 shares and $648,148 for Mr. Archer, of which 8,750 shares and $87,588 were vested and deferred; 101,241 shares and $1,013,422 for Mr. Smith, of which 17,250 and $172,673 were vested and deferred; and 39,500 shares and $395,395 for Mr. Lamond, of which no shares were vested and deferred.

(3)	Incentive stock options and non-qualified stock options were granted under the 2000 Plan and predecessor plans at an exercise price equal to the fair market value of the Common Stock on the dates of grant. These options have a ten-year term and become exercisable over a three-year period in cumulative increments of 33-1/3% per year beginning with the first anniversary of the date of grant.

(4)	Represents the imputed economic value of a death benefit provided by us for life insurance for Mr. Krause.

(5)	Represents the imputed economic value of a death benefit provided by us for life insurance for Mr. Mulrooney.

(6)	As Mr. Archer’s employment with us terminated in February 2006, his 2005 grant of DSUs never vested and therefore were cancelled consistent with the terms of such grant.

(7)	As Mr. Archer’s employment with us terminated in February 2006, only one-third of his 2005 grant of stock options vested; the remaining stock options were cancelled consistent with the terms of such grant.

(8)	Represents the imputed economic value of a death benefit provided by us for life insurance for Mr. Archer.

(9)	Represents the imputed economic value of a death benefit provided by us for life insurance for Mr. Smith.

(10)	Represents the imputed economic value of a death benefit provided by us for life insurance for Mr. Lamond.

OPTION GRANTS IN THE FISCAL YEAR ENDED JANUARY 1, 2006

	Individual Grants
Name	Number of Securities Underlying Options Granted (#) (1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value ($) (2)
Roy G. Krause	139,000	11.21%	$7.91	2/21/15	$436,182
Byrne K. Mulrooney	70,000	5.64%	$7.91	2/21/15	$219,660
Eric Archer	65,000	5.24%	$7.91	2/21/15	$203,971
Mark W. Smith	56,000	4.52%	$7.91	2/21/15	$175,729
Richard A. Lamond	45,000	3.63%	$7.91	2/21/15	$141,210

(1)	Incentive stock options and non-qualified stock options were granted under the 2000 Plan and predecessor plans at an exercise price equal to the fair market value of the Common Stock on the dates of grant. These options have a ten-year term and become exercisable over a three-year period in cumulative increments of 33-1/3% per year beginning with the first anniversary of the date of grant.

(2)	The dollar amounts for the options under this column are the result of calculations utilizing the Black-Scholes option pricing model. The assumptions used relating to the Fiscal 2005 grants for the Named Executive Officers are based on the following: the expected volatility, risk-free rate of return, dividend yield and expected life which were 52%, 3.6%, 0%, and 3.3 years, respectively.

The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the fiscal year ended January 1, 2006, and unexercised options held as of the end of that year.

AGGREGATED OPTION EXERCISES IN THE FISCAL YEAR ENDED
JANUARY 1, 2006 AND FISCAL 2005 YEAR END OPTION VALUES

			Number of Securities Underlying Unexercised Options at Year End (#) (1)		Value of Unexercised In-the-Money Options at Year End ($) (1)(2)
Name	Shares Acquired on Exercise (#) (1)	Value Realized ($) (1)(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
Roy G. Krause President and Chief Executive Officer	0	0	552,900	184,000	$1,082,874	$292,800
Byrne K. Mulrooney President, Staffing Services	0	0	101,666	120,834	$143,732	$218,868
Eric Archer Former President, Professional Services	0	0	141,481	88,334	$229,477	$136,967
Mark W. Smith Senior Vice President and Chief Financial Officer	0	0	164,852	79,334	$298,021	$118,067
Richard A. Lamond Senior Vice President and Chief Human Resources Officer	0	0	85,000	62,500	$184,700	$94,850

(1)	The above table does not include information on DSUs. See Note (2) to the Summary Compensation Table for a description of the terms and other information regarding DSUs.

(2)	The value realized on the exercise of options and the value of unexercised in-the-money options at year end are determined by subtracting the exercise price for the options from the fair market value of the shares subject to the options as of the date of exercise or year end, respectively, multiplied by the number of shares. There can be no assurance that the value of “unexercised options” reported above will be realized, and any gains on exercise will depend on the value of our Common Stock on the date of exercise.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Roy G. Krause serves as our President and Chief Executive Officer pursuant to an employment agreement entered into in May 2001, as amended through March 2005. Byrne K. Mulrooney serves as President, Staffing Services. Mark W. Smith serves as Senior Vice President and Chief Financial Officer. Richard A. Lamond serves as Senior Vice President and Chief Human Resources Officer. Messrs. Mulrooney, Smith and Lamond serve in their respective roles pursuant to employment agreements entered into in November 2003, as amended through March 2005. All of these employment agreements provide for employment at will and, accordingly, may be terminated by either party thereto at any time for any reason. However, the employment agreements provide, among other things, that if we terminate the executive “without cause” (as such term is defined in the agreements), the executive would receive a cash severance payment, payable in a lump sum, in an amount equal to: (i) in the case of Mr. Krause, three times his annual base salary, plus his prorated target annual incentive payment for the year in which termination occurs; and (ii) in the case of Messrs. Mulrooney, Smith and Lamond, the executive’s annual base salary plus a prorated target annual incentive payment. All of the employment agreements provide for base salary and annual incentive award targets as determined from time to time at the sole discretion of the Compensation Committee.

Eric Archer served as President, Professional Services until his employment with us terminated in February 2006. Mr. Archer’s former employment agreement, the form of which is filed as an exhibit to our Form 10-K for the year ended December 31, 2004, provided him certain benefits upon his termination. Mr. Archer received a $531,393 cash severance payment. In addition, Mr. Archer agreed to certain non-competition, non-disparagement and confidentiality provisions as well as a full release and settlement of any and all claims against Spherion. The full text of Mr. Archer’s separation agreement is available as an exhibit to our Form 10-K for the fiscal year ended January 1, 2006.

We also entered into Change in Control Agreements (the “CIC Agreements”) with Mr. Krause in May 2001 as amended through March 2005, and with Messrs. Mulrooney, Smith and Lamond in November 2003, as amended through March 2005. The CIC Agreements provide for certain benefits to be paid to these executives upon the occurrence of a Change in Control (as defined in the CIC Agreements), including the waiving of all restrictions and conditions applicable to any awards of restricted stock, and the vesting of stock options and DSUs and certain specified severance payments in the event that the employment of such executive is terminated following a Change in Control. Such severance includes a lump sum cash payment in an amount equal to: (i) three times the sum of the executive’s annual salary plus target annual incentive payment, in the case of Mr. Krause and (ii) two times the sum of the executive’s annual salary plus target annual incentive payment, in the case of Messrs. Mulrooney, Smith and Lamond.

Copies of the amended employment agreements and the amended CIC Agreements for Messrs. Krause, Mulrooney, Archer, Smith and Lamond, are filed as exhibits to our Form 10-K for the fiscal year ended December 31, 2004.

Compensation Committee Interlocks and Insider Participation

The 2005 Compensation Committee was comprised of J. Ian Morrison (Chairperson), James J. Forese, Anne Szostak and A. Michael Victory. None of these committee members have ever been an officer or employee of Spherion or any of our subsidiaries and none of our executive officers has served on the Compensation Committee or Board of Directors of any company of which any of our other directors is an executive officer.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following Report of the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Spherion does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Spherion filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Spherion specifically incorporates this Report by reference therein.

The Compensation Committee has prepared the following report on executive compensation. This report describes our current executive compensation program including the underlying philosophy of the program and the criteria on which executive compensation is based. This report also describes the compensation paid to our President and Chief Executive Officer, Roy G. Krause, during Fiscal 2005.

During Fiscal 2005, the Compensation Committee was composed entirely of independent outside directors. Anne Szostak was appointed to the Committee in May 2005. Their responsibilities include participating in the development and approval of compensation philosophy and policies; recommending to the Board of Directors compensation for the Board of Directors; reviewing and approving corporate goals and objectives with respect to compensation for the CEO; determining and approving, in consultation with the other independent directors, the CEO’s annual compensation, including salary, bonus, incentive and equity compensation; and reviewing and approving the compensation program for our executive officers, including our other Named Executive Officers, after receiving recommendations from the CEO. The Compensation Committee Charter can be found on our website at www.spherion.com under the Corporate Governance tab found in the Investor Relations section.

Other duties include administering our equity-based plans, including the 2000 Plan and the DSU Plan; and approving adoption of compensation plans not requiring stockholder approval and recommending to the Board approval of compensation plans requiring stockholder approval. The Compensation Committee also reviews total compensation for all others designated as subject to Section 16 of the Securities Exchange Act of 1934.

During Fiscal 2005, the Compensation Committee retained the services of an outside consultant, Frederic W. Cook & Co. Inc., to provide information and advice on executive compensation issues.

Compensation Philosophy

Our executive compensation program consists of three main elements:

Base Salary

Base compensation is set to attract and retain qualified management, when combined with the other components of the compensation program.

Incentive Compensation

An opportunity to earn additional variable compensation under the annual incentive plan for yearly business success.

Long-Term Incentives

Long-term incentives in the form of stock options and performance vested deferred stock units (“DSUs”) that will encourage stock ownership, reward executives for increases in stockholder value, and for achieving key performance goals.

The compensation program is designed to contribute to our viability and long-term success by meeting the following objectives:

•	To attract, retain and motivate experienced and competent managers and professionals who are performance-oriented.

•	To reinforce a commitment to take action that will contribute to our long-term success.

•	To encourage ownership of our Common Stock so that management’s long-term financial interests are closely linked with the long-term interests of our stockholders.

•	To compensate fairly for financial and strategic success and the enhancement of stockholder value.

Competitive Stance

For competitive comparisons, we obtain compensation data on other companies in the temporary service and staffing industry, general industry, and service industry. Industry-specific companies are also used for business-unit presidents. Some of the companies used in the peer group for the total stockholder return graph are included within the temporary service and staffing industry comparison group. Our policy is to offer base salaries that are competitive at the median of companies of similar size within the comparison groups, annual incentive compensation that could pay at median levels if pre-set performance and EPS goals are met and pay at above-median levels if the goals are exceeded, and long-term incentive awards that offer competitive long-term compensation opportunities.

Base Salaries

Base salaries are reviewed annually using competitive compensation information provided by nationally recognized consulting firms and comprehensive compensation databases. Increases in base salaries are granted after considering relative competitive positions, individual performance and general salary increases within the rest of our organization.

Incentive Compensation

The Compensation Committee determines, in consultation with the other independent directors, the target awards and performance measures for the Chief Executive Officer and determines target awards and performance measures for the Chief Executive Officer’s direct reports, including the Named Executive Officers. During Fiscal 2005, the annual incentive awards for all of the Named Executive Officers, except Messrs. Mulrooney and Archer, were based 100% on EPS goals. Annual incentive awards for Messrs. Mulrooney and Archer were based 75% on EPS goals and 25% on net operating income targets.

During Fiscal 2005, the annual incentive award targets for each of our Named Executive Officers were as follows: 90% of annual base salary for Mr. Krause; 75% of base salary for Messrs. Archer and Mulrooney; and 60% of annual base salary for Messrs. Smith and Lamond. Incentive award plans for Fiscal 2005 for the Named Executive Officers are filed as exhibits to our Form 10-K for the fiscal year ended December 31, 2004. Annual incentive awards are typically paid after the end of the fiscal year. On February 21, 2006, the Compensation Committee approved amendments to the performance targets contained in the 2005 incentive award plans for executive officers to make those targets consistent with the performance targets established for the rest of our bonus-eligible personnel. At the same time, the following cash incentive payments relating to Fiscal 2005 performance were approved in accordance with the amended plan terms, slightly augmented in some cases at the discretion of the Compensation Committee, for the following executive officers: $300,000 to Roy G. Krause, $170,000 to Byrne K. Mulrooney, $135,137 to Eric Archer, $125,000 to Mark W. Smith and $100,000 to Richard A. Lamond.

Long-Term Incentives

The Compensation Committee views stock options and DSUs as critical elements of the compensation program. During Fiscal 2005, executive officers received grants of both stock options and DSUs. The Compensation Committee determines grant amounts by reviewing peer group data. The entire value of the grants is divided approximately evenly between DSUs and stock options. The DSUs have three-year cliff vesting based on our achievement of certain revenue growth rates and earnings targets. The options granted vest over a three year period in cumulative increments of 33-1/3% per year beginning with the first anniversary of the grant date. Our form of stock option agreement and all forms of our deferred stock agreement are filed as exhibits to our Form 10-K for the fiscal year ended December 31, 2005.

Stock Ownership

Effective January 1, 2006, we adopted stock ownership guidelines for our executive officers. These guidelines are intended to align executive focus and direction with stockholder interests. The President and Chief Executive Officer is expected to hold Common Stock in an amount equal to two times his annual base salary. Business unit presidents and senior vice presidents are expected to hold Common Stock in an amount equal to one times their annual base salary.

Change In Control/Employment Agreements

We have Change In Control and Employment Agreements for our top executives. The details of these agreements for the Named Executive Officers are described on pages 16–17.

Compliance with Internal Revenue Code Section 162(m)

The Compensation Committee has obtained stockholder approval for the 2000 Stock Incentive Plan and has requested stockholder approval for the 2006 Stock Incentive Plan and where necessary has established administrative rules in order to be in compliance with Internal Revenue Code Section 162(m). The Compensation Committee has intentionally chosen to maintain flexibility in administering the other compensation programs, however no executive compensation became subject to the limits for tax deductibility prescribed by Section 162(m) in 2005.

2005 Compensation of our President and CEO

Mr. Krause’s annual salary increased to $550,000 in Fiscal 2005. Mr. Krause had not received a salary increase since February 2002 when he was Chief Financial Officer. The salary increase in 2005 recognized his formal promotion to Chief Executive Officer in the fourth quarter 2004. As explained above, Mr. Krause received an annual incentive bonus of $300,000 for Fiscal 2005. This bonus amount reflected the Compensation Committee’s belief that the improved EPS results and the organizational progress demonstrated performance worthy of a bonus payment. Mr. Krause was awarded 139,000 stock options and 56,000 DSUs based upon the Compensation Committee’s analysis of peer group comparisons provided by independent consultants. Mr. Krause’s employment agreement and change in control agreement are described on pages 16–17. The Compensation Committee has tallied up all components of Mr. Krause’s compensation and has deemed such to meet standards of reasonableness, as compared to companies of similar size and industry.

BY THE 2005 COMPENSATION COMMITTEE,

J. Ian Morrison, Chairperson
James J. Forese
Anne Szostak
A. Michael Victory

Certain Relationships and Related Transactions

We did not have any related party transactions during Fiscal 2005.

Do we have a Code of Ethics?

We have a Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors. There is a separate Code of Ethics for Chief Executive Officer and Senior Financial Officers, which is applicable to the principal executive officer, the principal financial officer, the principal accounting officer and the controller. Both the Code of Business Conduct and Ethics and the Code of Ethics for Chief Executive Officer and Senior Financial Officers are available on our website at www.spherion.com under the Corporate Governance tab found in the Investor Relations section. We intend to post amendments or waivers, if any, to the Code of Business Conduct and Ethics (to the extent applicable to our principal executive officer, principal financial officer or principal accounting officer) and waivers to the Code of Ethics for Chief Executive Officer and Senior Financial Officers at this location on our website.

PERFORMANCE GRAPH

The following graph sets forth the cumulative total stockholder return on our Common Stock, the cumulative total return of the NYSE composite index and the cumulative total return of our Peer Group Index (the “Peer Group Index”), each for the period beginning December 31, 2001 and ending December 31, 2005. The total cumulative return on investment (change in stock price plus reinvested dividends, if any) for us, the NYSE composite index and the Peer Group Index assumes that a $100 investment was made on December 31, 2000. We have not declared any dividends in the period represented in this performance graph.

The Peer Group Index is comprised of the following publicly traded companies: Kelly Services, Inc.; Manpower Inc.; Robert Half International Inc.; Adecco SA; and MPS Group Inc.

The data for this performance graph was compiled for us by Standard and Poor’s. The stock price performance shown on this graph is not necessarily indicative of future price performance of our Common Stock.

	12/00	12/01	12/02	12/03	12/04	12/05
Spherion Corporation	$100.00	$86.72	$53.48	$87.78	$74.25	$88.49
NYSE Composite Index	100.00	90.49	71.38	91.63	104.38	111.64
Peer Group	100.00	93.02	67.24	104.81	103.69	107.29

ADOPTION OF THE SPHERION CORPORATION 2006 STOCK INCENTIVE PLAN
(Item 2 on the Proxy Card)

The Board of Directors adopted the Spherion Corporation 2006 Stock Incentive Plan (the “2006 Plan”) on March 21, 2006, subject to approval by our stockholders. The 2006 Plan is intended to replace our 2000 Stock Incentive Plan and the Deferred Stock Plan (the “Prior Plans”). If approved, the 2006 Plan will become effective on July 1, 2006, and no further grants will be made under the Prior Plans after that date.

The Board of Directors believes the 2006 Plan will advance the long-term success of our company by encouraging stock ownership among key employees and members of our Board of Directors who are not employees. In addition, the Board of Directors believes that a fundamental objective of a long term incentive compensation program is the alignment of management and stockholder interests. The 2006 Plan allows for several forms of awards based on the value of our common stock and for the utilization of performance-based vesting targets that measure operational and financial performance improvements relevant to stockholder value. Key points include:

•	Emphasis on Performance-Based Awards. The Compensation Committee intends to continue to focus on granting a substantial portion of awards that will vest solely on the basis of performance targets.

•	Discounted Stock Option and Stock Appreciation Rights Prohibited. The 2006 Plan prohibits stock appreciation rights or stock option awards with an exercise price less than the fair market value of our common stock on the date of grant.

•	Re-pricing Without Stockholder Approval Prohibited. Without stockholder approval, the 2006 Plan prohibits the re-pricing of options and stock appreciation rights, the cancellation of such awards in exchange for new awards with a lower exercise price or the repurchase of such awards, except in the event of stock splits, certain other recapitalizations or a change in control.

•	Granting of Reload Options Prohibited. Unlike the 2000 Stock Incentive Plan, the 2006 Plan prohibits the automatic granting of options to a participant who exercises options by delivering other shares of common stock, or reload options.

•	Inclusion of Minimum Vesting Provisions. The 2006 Plan generally provides for a minimum three-year vesting schedule for awards for employees and a one-year vesting schedule for non-employee directors. Additionally, awards contingent upon performance-based vesting will also generally be subject to a minimum one-year performance measurement period. The Compensation Committee intends to continue to use a three-year ratable vesting schedule for options and a performance-based vesting schedule for deferred stock units.

•	Controlled Use of Full Value Awards. The 2006 Plan limits the number of full value awards (e.g., restricted stock, restricted stock units, performance shares and performance share units, etc.) that can be granted on a share for share basis to 2,500,000 shares without affecting the reserve of shares available for grant. While the Compensation Committee retains the flexibility to convert the shares reserved for stock appreciation rights and stock options into additional full value awards, full value shares issued in excess of the 2,500,000 full share limit will result in the cancellation of three shares from the available reserve (i.e., a 3 to 1 ratio).

•	Shares Surrendered to Pay Taxes or Exercise Price for Stock Options Will Not Increase the Plan Reserve. Shares tendered to us for taxes or to pay the exercise price will not provide us with additional shares for the 2006 Plan.

•	Stock Appreciation Rights Settled in Shares Will Not be Counted on a Net Basis. Each stock settled stock appreciation right will count as a full share against the 2006 Plan share reserve limit rather than the net gain realized upon exercise.

•	Dividend Equivalents will not be permitted on Options or Stock Appreciation Rights. Although Spherion does not currently pay a cash dividend, we have included this provision to address the concerns of some of our institutional investors.

•	Independent Plan Administrator. The 2006 Plan will be administered by the Compensation Committee, composed exclusively of independent non-employee directors.

•	Fixed Plan Term. The 2006 Plan will expire after all shares have been awarded, or July 1, 2016, if sooner.

•	Limit on Stock Option Period. Stock appreciation rights and stock options will have a maximum term of seven years.

•	Share Usage. In managing the number of shares awarded annually under the 2006 Plan, or the run rate, the Compensation Committee will consider the potential negative impact on dilution of the granting of awards under the 2006 Plan. The number of shares repurchased under our share repurchase program will be factored into the Compensation Committee’s determination of awards under the 2006 Plan.

•	Stock Ownership Guidelines. To further encourage the alignment of management and stockholder interests, the Board of Directors has separately adopted stock ownership guidelines for senior management that became effective as of January 1, 2006. The President and CEO will be required to own shares or share units having a value equal to two times base salary. Other members of senior management will be required to own shares or share units having a value equal to one times base salary.

Description of the Plan

The text of the 2006 Plan is attached hereto as Appendix C and is hereby incorporated by reference. The following summary of key provisions of the 2006 Plan is qualified in its entirety by reference to the attached 2006 Plan document.

Purpose of the Plan

The purpose of the 2006 Plan is to align stockholder and management interests through stock and performance-based awards linked to stockholder value and to give us a competitive advantage in attracting and retaining key employees and directors.

Eligibility and Participation

Officers, directors and employees (including prospective employees) of our company, its subsidiaries and affiliates will be eligible to participate in the 2006 Plan, as determined by the Compensation Committee. As of March 24, 2006, there were 7 non-employee directors and approximately 2,788 non-billable employees, of which 7 were executive officers, eligible to participate in the 2006 Plan.

Administration of the Plan

The 2006 Plan will be administered by the Compensation Committee, composed exclusively of independent non-employee directors in accordance with New York Stock Exchange listing requirements, Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code. The Compensation Committee will have full authority to administer the 2006 Plan, including, without limitation, the authority to determine who will receive awards, to establish the specific terms that will govern awards as will be set forth in individual award agreements, to interpret awards and 2006 Plan provisions and to amend the 2006 Plan and outstanding awards subject to certain limitations set forth in the 2006 Plan document.

Shares Reserved for Plan Awards

A maximum of 5,000,000 shares of our common stock may be delivered under the 2006 Plan. Approximately 1.7 million shares remaining available for grant under the Prior Plans would no longer be available after the effective date of the 2006 Plan. If awards granted under the 2006 Plan are forfeited, cancelled or otherwise expire without delivery of shares, the shares reserved for issuance pursuant to any such terminated award will remain available for future awards. In addition, shares subject to awards under the 2000 Stock Incentive Plan that are cancelled, forfeited, or expired will be available for re-grant in the 2006 Plan. Awards that are valued by reference to our common stock but settled in cash will not be subject to the foregoing share limitations.

Shares tendered to pay the exercise price or tax withholding obligation for stock options will be treated as delivered for purposes of calculating the share reserve limit and will not be added back to the share reserve for additional grants. The pool of available shares will be reduced by the gross number of shares underlying stock appreciation right awards.

The maximum number of shares of common stock that can be delivered to non-employee directors under the 2006 Plan is 750,000.

Individual Award Limits

No individual participant may be granted awards in excess of 500,000 shares in any one calendar year. In addition, no individual participant may be granted performance units having a grant date value greater than $2,000,000 in any one calendar year.

No non-employee director may be granted awards in excess of 30,000 shares in any one calendar year.

The aggregate fair market value of our common stock on the date of grant underlying incentive stock options that can be exercisable for the first time during any calendar year cannot exceed $100,000. Any excess will be treated as a non-qualified stock option.

Stock Appreciation Rights and Stock Options

The 2006 Plan provides for awards of stock appreciation rights, non-qualified stock options and incentive stock options intended to comply with Section 422 of the Internal Revenue Code. The 2006 Plan specifically prohibits the following:

•	the granting of stock appreciation rights and stock options with an exercise price less than the fair market value of our common stock on the date of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value);

•	the granting of reload options; and

•	without stockholder approval:

•	the re-pricing of stock appreciation and stock option awards;

•	the cancellation of such awards in exchange for new awards with a lower exercise price; or

•	the repurchase of such awards, except in the event of a stock split, certain other recapitalizations or a change in control.

As of March 24, 2006, the market price of our common stock was $9.73 per share, as reported on the New York Stock Exchange.

A stock appreciation right entitles the holder to receive shares of our common stock or cash equal in value to the difference between the fair market value of our common stock on the exercise date and the value of our common stock on the grant date. Stock appreciation rights and stock options will have a maximum term of seven years (or five years in the case of an incentive stock option granted to a 10% stockholder). Generally, options will be subject to a minimum three-year vesting schedule, with partial vesting on a pro rata or other basis permitted during such time. Options granted to non-employee directors that are subject only to a future service requirement are subject to a minimum one-year vesting schedule. However, options granted to non-employee directors in lieu of cash compensation are not subject to any minimum vesting schedule.

Restricted Stock, Restricted Stock Unit, Performance Share and Performance Unit Awards

A restricted stock award is an award of shares of our common stock subject to a restriction on transferability. The restriction on transferability will lapse following a stated period of time, upon attainment of specified performance targets or some combination thereof. A performance share award is restricted stock that vests solely upon the achievement of specified performance targets. Generally, awards will not vest for a minimum of three years. Additionally, awards contingent upon performance-based vesting will also generally be subject to a minimum one-year performance measurement period. Awards to non-employee directors that are subject only to a future service requirement are subject to a minimum one-year vesting schedule. However, awards to non-employee directors in lieu of cash compensation are not subject to any minimum vesting schedule. A recipient of a restricted stock or performance share award will have all of the rights of a holder of our common stock with respect to the underlying shares except for the restriction on transferability, including the right to vote the shares and receive dividends. A restricted stock unit is equal in value to one share of our common stock and will vest following a specified period of continuous employment as set forth in the award agreement. A performance share unit is a restricted stock unit that will vest solely upon the achievement of specified performance targets. The holder of a restricted stock unit or performance share unit award is generally not entitled to the rights of a holder of our common stock. Both restricted stock units and performance share units will be settled by delivery of shares of our common stock or cash, as specified in the award agreement.

Change in Control and Other Events

The 2006 Plan provides the Compensation Committee with discretion to take certain actions with respect to outstanding awards in the event of a change in control or certain other material events that affect our capital structure or the number of shares of our common stock outstanding. In the event of a recapitalization, reclassification, reorganization, stock split, reverse stock split, share combination, exchange of shares, stock dividend or other event affecting the value of a share of our common stock or the number of shares outstanding, the various share limitations set forth in the 2006 Plan and the number of shares subject to outstanding awards will be adjusted as necessary and appropriate to reflect the change in the number or value of outstanding shares and to preserve the value of outstanding awards.

In the event of a change in control, the Compensation Committee may, in its discretion, provide that some or all outstanding awards will (i) become immediately exercisable or vested, (ii) terminate, subject to the ability of the participants to exercise any vested award or to receive a cash payment equal to the difference between the change in control price and the exercise price of any vested awards, (iii) in the event of a liquidation or dissolution of us, convert into the right to receive the liquidation proceeds, less the exercise price, or (iv) any combination of the above.

Qualified Performance-Based Awards

The 2006 Plan provides that compensation from stock options, stock appreciation rights, performance share units and other performance-based awards will generally be structured to be exempt from the limitation on deductible compensation imposed by Section 162(m) of the Internal Revenue Code. The Compensation Committee will administer the 2006 Plan and the 2006 Plan will be interpreted consistent with the purpose of maintaining the exemption from the Section 162(m) deduction limitation, except that qualified performance targets may be waived in the event of a change of control. The Compensation Committee is responsible for certifying to the measurement of applicable performance targets. The 2006 Plan provides that performance-based compensation awards intended to be exempt from the Section 162(m) deduction limitation will be subject to vesting on the basis of one or more of the following performance targets:

•	Enterprise value or value creation;

•	After-tax or pre-tax profits;

•	Operational cash flow or working capital;

•	Operational costs;

•	Level of bank debt or other long- or short-term debt or other similar financial obligations;

•	Earnings per share or earnings from continuing operations;

•	Net sales, revenues, net income or earnings before income tax or other exclusions;

•	Return on capital;

•	Return on stockholder equity;

•	Fair market value of our common stock;

•	Value of an investment in our common stock;

•	Performance Zone targets; and

•	EBITDA (earnings before income tax, depreciation and amortization).

Effective Date and Term

The 2006 Plan will be effective July 1, 2006 if approved at the Annual Meeting. The 2006 Plan will terminate on the earlier of the date that all shares reserved for issuance have been awarded or July 1, 2016.

Amendments

The 2006 Plan may be amended by the Compensation Committee provided that no 2006 Plan amendment may materially impair the rights of award recipients with respect to existing awards and no amendment shall be made without approval of our stockholders to:

•	Change the class of individuals eligible to receive awards under the 2006 Plan;

•	Increase the number of shares that may be issued under the 2006 Plan;

•	Amend the 2006 Plan in a manner that requires stockholder approval under state or federal law or the rules of the New York Stock Exchange;

•	Materially amend the 2006 Plan; or

•	Eliminate a requirement that stockholders approve an action under the 2006 Plan.

Transferability

Awards granted under the 2006 Plan are transferable only by the participant’s will, the applicable laws of descent and distribution and, in the discretion of the Compensation Committee, to certain of the participant’s family members. Restricted stock, restricted stock units, performance shares and performance share units may not be transferred or disposed of until the applicable restrictions lapse.

Federal Income Tax Consequences

The following discussion is intended only as a brief summary of the material U.S. Federal income tax rules that are generally relevant to 2006 Plan awards. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

Upon the exercise of a stock appreciation right, an award recipient will be subject to ordinary income tax, and wage and employment tax withholding equal to the excess of the fair market value of our common stock on the exercise date over the fair market value of our common stock on the date of grant. We will generally be entitled to a corresponding deduction equal to the amount of ordinary income that the recipient recognizes. Upon the sale of common stock acquired upon exercise of a stock appreciation right, the recipient will recognize long or short-term capital gain or loss, depending on whether the recipient held the stock for more than one year from the date of exercise. Upon the exercise of a non-qualified option, the excess of the fair market value of the shares acquired on the exercise of the option over the exercise price paid (the “spread”) will constitute compensation taxable to the recipient as ordinary income. We will generally be entitled to a corresponding deduction equal to the amount of ordinary income recognized by the recipient. With respect to incentive stock options (“ISOs”), a recipient who holds shares acquired upon exercise will not recognize taxable income. If the recipient holds the shares for at least one year, the recipient will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock’s selling price and the exercise price. We will not receive a tax deduction with respect to the exercise of an ISO if the one year ISO holding period is satisfied. Award recipients do not recognize any taxable income and we are not entitled to a deduction upon the grant of a stock appreciation right, a non-qualified option or an ISO.

The recipient of a performance share, performance share unit, restricted stock, restricted stock unit, or other stock-based or performance-based award will not recognize taxable income at the time of grant as long as the award is subject to a substantial risk of forfeiture as a result of performance-based vesting targets, continued service requirements or other conditions that must be satisfied before payment or delivery of shares can occur. The recipient will generally recognize ordinary income and be subject to wage and employment tax withholding when the substantial risk of forfeiture expires or is removed unless the cash to be paid or shares to be delivered are deferred until a date subsequent to the vesting date, in accordance with Section 409(a) of the Internal Revenue Code. We will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes.

Foreign Employees and Foreign Law Considerations

The Compensation Committee may grant awards to individuals who are foreign nationals and are located outside of the United States. With respect to such individuals, the Compensation Committee is authorized to modify provisions to applicable award agreements and establish sub-plans for the purpose of complying with legal or regulatory provisions of countries outside the United States.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE SPHERION CORPORATION 2006 STOCK INCENTIVE PLAN. IF YOU COMPLETE THE ENCLOSED PROXY CARD, UNLESS YOU DIRECT TO THE CONTRARY ON THAT CARD, THE SHARES REPRESENTED BY THAT PROXY CARD WILL BE VOTED “FOR” THIS PROPOSAL.

EQUITY COMPENSATION PLAN INFORMATION

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options and DSUs	Weighted- average Exercise price of outstanding options, and DSUs	Number of securities remaining available for future issuance under equity compensation plans (excluding securities related in column (a))
Equity compensation plans approved by security holders	4,270,674	$9.98	3,168,277
Equity compensation plans not approved by security holders	885,529	$0.00	209,164
Total	5,156,203	$8.27	3,377,441

The equity compensation plan not approved by stockholders is a deferred stock plan which allows grants of DSUs to employees and outside directors. DSUs entitle the individual to receive shares of our common stock at a future date after meeting service requirements or financial targets. Typically, the DSUs vest between one and seven years and, in some cases, have accelerated vesting based on the achievement of certain performance criteria. Some DSUs vest in less than one year if they were granted to the recipient in lieu of cash.

RATIFICATION OF APPOINTMENT OF AUDITORS
(Item 3 on Proxy Card)

The Audit Committee of our Board of Directors has recommended the appointment of Deloitte & Touche LLP as our independent auditor for the 2006 fiscal year. Services provided to us and our subsidiaries by Deloitte & Touche LLP in Fiscal 2005 are described under “Audit and Non-Audit Fees” on page 13. Deloitte & Touche LLP audited our accounts for Fiscal 2005. Our Audit Committee considers Deloitte & Touche LLP to be well qualified. The Audit Committee is responsible for the appointment, oversight and termination of our independent auditor. We are seeking the ratification of our stockholders of this appointment, although our Audit Committee is not bound by any stockholder action on this matter. If the appointment of Deloitte & Touche LLP as our independent auditor is not ratified by our stockholders, the Audit Committee will reconsider its appointment, but may nevertheless retain Deloitte & Touche LLP. Also, even if the appointment of Deloitte & Touche LLP as our independent auditor is ratified by our stockholders, the Audit Committee may direct the appointment of a different independent auditor at any time during the year if the Audit Committee determines, in its discretion, that such a change would be in our best interests. Representatives of Deloitte & Touche LLP plan to attend the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP. IF YOU COMPLETE THE ENCLOSED PROXY CARD, UNLESS YOU DIRECT TO THE CONTRARY ON THAT CARD, THE SHARES REPRESENTED BY THAT PROXY CARD WILL BE VOTED “FOR” THIS PROPOSAL.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain of our officers, directors and persons who beneficially own more than ten percent of our Common Stock to file with the SEC and the NYSE initial reports of beneficial ownership of the Common Stock on Form 3 and reports of changes in beneficial ownership of the Common Stock on Form 4 or Form 5. Such persons are also required to furnish us with copies of all such reports filed. Based solely on our review of Forms 3, 4 and 5 and amendments thereto furnished to us with respect to Fiscal 2005, we believe that, during Fiscal 2005, all Section 16(a) filing requirements applicable to such persons were timely filed, except that the October 6, 2005 delivery of deferred stock units granted to Roy G. Krause on October 6, 2000 resulted in one late report covering this one transaction.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Any stockholder who wishes to communicate with the Board of Directors, a committee of the Board, the non-management directors as a group or any member of the Board, may send correspondence to the Corporate Secretary at Spherion Corporation, 2050 Spectrum Boulevard, Fort Lauderdale, Florida, 33309. The Corporate Secretary will submit all stockholder correspondence relating to material matters affecting our company to the Board of Directors, committee of the Board, non-management directors as a group or individual member, as the case may be.

STOCKHOLDER PROPOSALS

As more specifically provided in our Restated By-laws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of our Board of Directors or by a stockholder entitled to vote who has delivered proper notice to us not less than 50 days nor more than 75 days prior to the scheduled date of the annual meeting. Accordingly, as our Restated By-laws state that our annual meeting be held on the third Tuesday of May each year, any stockholder proposal to be considered at the 2007 Annual Meeting must be properly submitted to us not earlier than March 1, 2007 nor later than March 26, 2007. Stockholders desiring to suggest qualified nominees for director positions should submit the required information to our Corporate Secretary within the same time period. Detailed information for submitting stockholder proposals or recommendations for director nominees will be provided to you if you make a written request to our Corporate Secretary, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309. These requirements are separate from the Securities and Exchange Commission’s requirements that a stockholder must meet in order to have a proposal included in our Proxy Statement. For the 2007 Annual Meeting, under the Commission’s requirements, any stockholder proposals and recommendations for director nominees must be received by our Corporate Secretary no later than December 7, 2006 in order to be included in our 2007 Proxy Statement.

OTHER MATTERS

The Board of Directors knows of no other matters which will be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting it is intended that the persons named in the proxy will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

The Annual Report to our Stockholders for fiscal year ended January 1, 2006 (the “Annual Report”), and the Annual Report on Form 10-K for the fiscal year ended January 1, 2006 (the “Form 10-K”) are being mailed concurrently with this Proxy Statement to all stockholders of record as of March 24, 2006. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report and the Form 10-K so that such record holders could supply such material to beneficial owners as of March 24, 2006. A copy of our Form 10-K, our Governance Principles, each of the Charters of our Committees of the Board of Directors, and our Code of Business Conduct and Ethics and the Code of Ethics for Chief Executive Officer and Senior Financial Officers, will be available without charge upon written request to:

Teri L. Miller
Investor Relations
Spherion Corporation
2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309

BY ORDER OF THE BOARD OF DIRECTORS,

LISA G. IGLESIAS
Secretary

April 7, 2006

APPENDIX A

SPHERION CORPORATION
Charter of the Audit Committee of the Board of Directors
(As of May 2005)

I.	Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors of Spherion Corporation (the “Company”) to assist the Board in fulfilling its oversight responsibilities.

The Audit Committee’s purpose is to assist Board of Directors’ oversight of:

•	The integrity of the Company’s financial statements;

•	The integrity of the Company’s financial reporting process and systems of internal controls regarding finance and accounting;

•	The Company’s compliance with legal and regulatory requirements;

•	The independent auditors’ qualifications, independence and performance;

•	The performance of the Company’s internal audit function; and

•	Communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain special legal, accounting, or other consultants or experts (collectively, “Advisors”) it deems necessary in the performance of its duties. The Company shall provide funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors (ii) compensation to any Advisors employed by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out is duties.

II.	Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the New York Stock Exchange (“NYSE”). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be “independent” and financially literate in accordance with NYSE rules. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise, as determined by the Board of Directors in its business judgment in accordance with NYSE rules, sufficient to be considered an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934. In addition, the Audit Committee shall satisfy the requirements of Rule 10A-3 under the Securities Exchange Act of 1934.

Audit Committee members shall be appointed by the Board of Directors and may be removed by the Board of Directors at any time. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet separately and periodically (at least annually) with management, the director of the internal auditing department, and the independent auditors, and in executive session as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III.	Audit Committee Responsibilities and Duties

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those statements.

In carrying out these responsibilities, the Audit Committee will be responsible for the following:

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2.	Evaluate the Audit Committee’s performance annually and recommend any changes to the Board of Directors for approval.

3.	Review and discuss the audited financial statements, including the related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, to be contained in the annual report on Form 10-K and annual shareholders report with management and the independent auditors to determine that the independent auditors are satisfied with the content and disclosure of the financial statements, and recommend to the Board that the Company’s audited financial statements be included in the Form 10-K.

4.	In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company’s financial reporting processes and controls and the Company’s system to monitor and manage business risk and ethical and legal regulatory compliance programs, and elicit any recommendations for the improvement of such controls and systems or particular areas where new or more detailed controls or systems are desirable. Discuss policies with respect to risk assessment and risk management, including major financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses.

5.	Review and discuss the interim financial statements, including the related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, with management and the independent auditors and discuss the results of the independent auditors’ review of the Company’s interim financial information. In addition, the Audit Committee shall discuss with the independent auditors other matters required to be communicated by the independent auditors in accordance with applicable generally accepted auditing standards prior to the inclusion of such information in the Company’s Form 10-Q. The chair of the Audit Committee may represent the entire Committee for purposes of this review.

6.	Review annually with financial management and the Company’s independent auditors, (i) any analyses or other written communications prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the financial statements; (ii) the Company’s accounting policies in light of the Company’s current operations and current GAAP and SEC rules and regulations, (iii) any major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the selection or application of accounting principles; and (iv) the effect of regulatory and accounting initiatives as well as off-balance sheet structures, on the financial statements of the Company.

7.	Review, in conjunction with management, the Company’s policies generally with respect to its earnings press releases and with respect to financial information and earnings guidance provided to analysts and rating agencies, including in each case the type and presentation of information to be disclosed and paying particular attention to the use of non-GAAP financial information.

Independent Auditors

8.	The independent auditors are ultimately accountable to the Audit Committee. The Audit Committee has the sole authority and responsibility to appoint, compensate, retain, oversee, evaluate and, where appropriate, replace the independent auditors. The Audit Committee is authorized to resolve any disagreements between management and the independent auditors regarding the Company’s financial reporting.

9.	Annually evaluate the qualifications and performance of the independent auditors. As part of such evaluation, at least annually, the Audit Committee shall obtain and review a report from the independent auditors describing the independent auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditing firm; and any steps taken to deal with any such issues; and (to assess the independent auditors’ independence) all relationships between the independent auditors and the Company. The Audit Committee will present the conclusions of its review of the independent auditors to the Board.

10.	Pre-approve all audit and non-audit fees to be paid to the independent auditors in accordance with the Audit Committee’s Pre-Approval Policy before the auditors are engaged to render any such services. The Audit Committee has delegated authority to the Chairperson to act on behalf of the Audit Committee, in between Audit Committee meetings, in evaluating and pre-approving the Company’s engagement of its independent auditor for any audit or other non-prohibited service that the Chairperson deems advisable under the circumstances.

11.	Review and discuss with the Company’s independent auditors the written disclosures regarding the auditors’ independence in accordance with Independence Standards Board Standard No. 1. Based upon this review and discussion, the Audit Committee will recommend to the Board any action appropriate to satisfy itself as to the independence of the auditors, including, where appropriate, the replacement of the independent auditors.

12.	Review the independent auditors audit plan — discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

13.	Prior to releasing the year-end and quarter-end earnings, discuss the results of the annual audit or quarterly limited review procedures with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA Statement on Auditing Standards No. 61.

14.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

15.	Review with the independent auditors any problems or difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the auditor’s activities or on access to required information, and management’s response.

Internal Audit Department

16.	Review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors, and evaluate the performance of the internal audit function.

17.	The internal audit department shall be responsible to senior management, but the senior audit executive shall have a direct reporting responsibility to the Board of Directors through the Audit Committee. Changes in the senior audit executive shall be subject to Audit Committee approval.

18.	Review the responsibilities, budget, staffing, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

19.	Review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

Legal & Tax Compliance

20.	On at least an annual basis, review with the Company’s counsel and Chief Financial Officer, any legal or tax matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

21.	Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of internal controls that should be strengthened to reduce the risk of a similar event in the future, and review of any “internal control” letter issued or proposed to be issued by the independent auditor.

Other Audit Committee Responsibilities

22.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

23.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

24.	Oversee the Company’s compliance with the written confirmation required by the NYSE rules annually or upon any change in Audit Committee membership.

25.	Establish policies for the Company’s hiring of current or former employees of the independent auditors.

26.	Provide regular reports of the matters discussed at each Audit Committee meeting to the Board of Directors.

27.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee shall be responsible for reviewing any such complaints regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures.

APPENDIX B

Governance Principles on Director Independence

A majority of the directors will be independent directors under the proposed New York Stock Exchange (NYSE) rules. The Board has determined that all of Spherion’s directors are independent with the exception of the CEO. All future non-employee directors will be independent. The independent directors will meet regularly without management present.

To be considered independent under the proposed NYSE rules, the Board must determine that a director does not have any direct or indirect material relationship with Spherion. The Board has established the following guidelines to assist it in determining director independence in accordance with that proposed rule:

a.    A director will not be independent if, within the preceding three years: (i) the director was employed by Spherion; (ii) an immediate family member of the director was employed by Spherion as an officer; (iii) the director was employed by or affiliated with Spherion’s independent auditor; (iv) an immediate family member of the director was employed by Spherion’s independent auditor as a partner, principal or manager; or (v) a Spherion executive officer was on the Board of Directors of a company which employed the Spherion director, or which employed an immediate family member of the director as an officer;

b.    The following commercial or charitable relationships will not be considered to be material relationships that would impair a director’s independence: (i) if a Spherion director is an executive officer of another company that does business with Spherion and the annual sales to, or purchases from, Spherion are less than two percent (2%) of the annual revenues of the company for which he or she serves as an executive officer; (ii) if a Spherion director is an executive officer of another company which is indebted to Spherion, or to which Spherion is indebted, and the total amount of either company’s indebtedness to the other is less than one percent of the total consolidated assets of the company for which he or she serves as an executive officer; and (iii) if a Spherion director serves as an officer, director or trustee of a charitable organization, and Spherion’s discretionary charitable contributions to the organization are less than two percent (2%) of that organization’s total annual charitable receipts. The Board will annually review all commercial and charitable relationships of directors.

c.    For relationships not covered by the guidelines in subsection (b) above, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors who satisfy the independence guidelines set forth in subsections (a) and (b) above. For example, if a director is the CEO of a company that purchases services from Spherion that are more than two percent of that company’s annual revenues, the independent directors could determine, after considering all of the relevant circumstances, whether such a relationship was material or immaterial, and whether the director would therefore be considered independent under the proposed NYSE rules.

The company will not make any personal loans or extensions of credit to directors or executive officers. No director or family member may provide personal services for compensation to the company.

B-1

APPENDIX C

SPHERION CORPORATION
2006 STOCK INCENTIVE PLAN

1.	ESTABLISHMENT, EFFECTIVE DATE AND TERM

Spherion Corporation, a Delaware corporation, hereby establishes the “Spherion Corporation 2006 Stock Incentive Plan.” The Effective Date of the Plan shall be the July 1, 2006; provided, however, no Award may be granted unless and until the Plan has been approved by Spherion’s shareholders. Unless earlier terminated pursuant to Section15(k) hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

2.	PURPOSE

The purpose of the Plan is to advance the interests of the Company by allowing the Company to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in Spherion and incentives to expend maximum effort for the growth and success of the Company so as to strengthen the mutuality of the interests between the Eligible Individuals and the stockholders of Spherion.

3.	DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a)     “Award” means any Common Stock, Option, Performance Share, Performance Unit, Restricted Stock, Stock Appreciation Right or any other award granted pursuant to the Plan.

(b)     “Award Agreement” means a written agreement entered into by Spherion and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.

(c)     “Board” means the board of directors of Spherion.

(d)     “Cause” means, with respect to a termination of employment or service with the Company, a termination of employment or service due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant’s duties for the Company; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

(e)     “Change in Control” shall have the meaning ascribed to the phrase “change in the ownership or effective control of a corporation or in the ownership of a substantial portion of the assets of a corporation” under Treasury Department Proposed Regulation 1.409A-3(g)(5), as revised from time to time in either subsequent proposed or final regulations, and in the event that such regulations are withdrawn or such phrase (or a substantially similar phrase) ceases to be defined, as determined by the Committee.

(f)     “Change in Control Price” means the price per share of Common Stock paid in any transaction related to a Change in Control of Spherion.

(g)     “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(h)     “Committee” means a committee or sub-committee of the Board consisting of two or more members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, and as an “outside director” for purposes of Code Section 162(m). If no Committee exists, the functions of the Committee will be exercised by the Board; provided, however, that a Committee shall be created prior to the grant of Awards to a Covered Employee and that grants of Awards to a Covered Employee shall be made only by such Committee. Notwithstanding the foregoing, with respect to the grant of Awards to non-employee directors, the Committee shall be the Board.

(i)     “Common Stock” means the common stock, $.01 par value per share, of Spherion.

(j)     “Company” means Spherion and all entities whose financial statements are required to be consolidated with the financial statements of Spherion pursuant to United States generally accepted accounting principles and any other entity determined to be an affiliate as determined by the Committee in its sole and absolute discretion.

(k)     “Covered Employee” means “covered employee” as defined in Code Section 162(m)(3).

(l)     “Covered Individual” means any current or former member of the Committee, any current or former officer of the Company, or any individual designated pursuant to Section 5(b).

(m)     “Detrimental Activity” shall mean (i) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company, acquired by a Participant prior to a termination of the Participant’s employment or service with the Company; (ii) activity while employed or providing services that results, or if known could result, in the termination of the Participant’s employment or service that is classified by the Company as a termination for Cause; (iii) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any non-clerical employee of the Company to be employed by, or to perform services for, the Participant or any person or entity with which the Participant is associated (including, but not limited to, due to the Participant’s employment by, consultancy for, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (iv) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company without, in all cases, written authorization from the Company; (v) the Participant’s Disparagement, or inducement of others to do so, of the Company or their past and present officers, directors, employees or products; (vi) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the interests of the Company; provided, however that competitive activities shall only be those competitive with any business unit of the Company with regard to which the Participant performed services at any time within the two (2) years prior to the termination of the Participant’s employment or service; or (vii) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to any interest of the Company. For purposes of subparagraphs (i), (iii), (iv) and (vi) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

(n)     “Disability” means a “permanent and total disability” within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.

(o)     “Disparagement” means making any comments or statements to the press, the Company’s employees or any individual or entity with whom the company has a business relationship which would adversely affect in any manner: (i) the conduct of the business of the Company (including, without limitation, any products or business plans or prospects), or (ii) the business reputation of the Company or any of its products, or its past or present officers, directors or employees.

(p)     “Dividend Equivalents” means an amount equal to the cash dividends paid by the Company upon one share of Common Stock subject to an Award granted to a Participant under the Plan.

(q)     “Effective Date” shall mean July 1, 2006.

(r)     “Eligible Individual” means any employee, officer, director (employee or non-employee director) of the Company and any Prospective Employee to whom Awards are granted in connection with an offer of future employment with the Company.

(s)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)     “Exercise Price” means the purchase price of each share of Common Stock subject to an Award.

(u)     “Fair Market Value” means, unless otherwise required by the Code, as of any date, the last sales price reported for the Common Stock on such date (i) as reported by the national securities exchange in the United States on which it is then traded or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the National Association of Securities Dealers, Inc. on which the Common Stock is listed or traded. If the Common Stock is not readily traded on a national securities exchange or any system sponsored by the National Association of Securities Dealers, Inc., the Fair Market Value shall be determined in good faith by the Committee.

(v)     “Grant Date” means the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

(w)     “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

(x)     “Non-Employee Director” means a director of Spherion who is not an active employee of the Company.

(y)     “Non-qualified Stock Option” means an Option which is not an Incentive Stock Option.

(z)     “Option” means an option to purchase Common Stock granted pursuant to Sections 7 of the Plan.

(aa)     “Participant” means any Eligible Individual who holds an Award under the Plan and any of such individual’s successors or permitted assigns.

(bb)     “Performance Goals” means the specified performance goals which have been established by the Committee in connection with an Award.

(cc)     “Performance Period” means the period during which Performance Goals must be achieved in connection with an Award granted under the Plan.

(dd)     “Performance Share” means a right to receive a fixed number of shares of Common Stock, or the cash equivalent, which is contingent on the achievement of certain Performance Goals during a Performance Period.

(ee)     “Performance Unit” means a right to receive a designated dollar value, or shares of Common Stock of the equivalent value, which is contingent on the achievement of Performance Goals during a Performance Period.

(ff)     “Person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a Parent or Subsidiary.

(gg)     “Plan” means this Spherion Corporation 2006 Stock Incentive Plan.

(hh)     “Prospective Employee” means any individual who has committed to become an employee of the Company within sixty (60) days from the date an Award is granted to such individual.

(ii)     “Restricted Stock” means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 9 hereunder.

(jj)     “Restricted Stock Unit” means the right to receive to receive a fixed number of shares of Common Stock, or the cash equivalent, granted pursuant to Section 9 hereunder.

(kk)     “Section 424 Employee” means an employee of Spherion or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Code Section 424. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.

(ll)     “Spherion” means Spherion Corporation, a Delaware corporation.

(mm)     “Stock Appreciation Right” means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 8 hereunder.

(nn)     “Transfer” means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.

4.	ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual as determined by the Committee from time to time on the basis of their importance to the business of the Company pursuant to the terms of the Plan.

5.	ADMINISTRATION

(a)     Committee.  The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan, any Award or any Award Agreement entered into under the Plan.

(b)     Advisors to Committee.  The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan. The Committee may grant authority to the Chief Executive Officer of the Company or any other employee of the Company to execute agreements or other documents on behalf of the Committee in connection with the grant of an Award or the administration of the Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

(c)     Participants Outside the U.S.  In order to conform with the provisions of local laws and regulations in foreign countries in which the Company operates, the Committee shall have the sole discretion to (i) modify the terms and conditions of the Awards granted under the Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.

(d)     Liability and Indemnification.  No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted or any Award Agreement entered into hereunder. The Company shall, to the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of Spherion, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Award granted or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Certificate of Incorporation or By-Laws of Spherion. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such Covered Individual under the Plan or arising out of such Covered Individual’s own fraud or bad faith.

6.	COMMON STOCK

(a)     Shares Available for Awards.  The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be the sum of Five Million (5,000,000) shares plus any shares of Common Stock that were subject to an award granted pursuant to the Spherion Corporation 2000 Stock Incentive Plan in which the award is cancelled, forfeited or terminated for any reason after the Effective Date.

(i)     With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of five million (5,000,000) of such shares may be subject to grants of Incentive Stock Options.

(ii)     With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of five hundred thousand (500,000) of such shares may be subject to grants of Awards to any one Eligible Individual during any one fiscal year.

(iii)     The maximum value at Grant Date of grants of Performance Units which may be granted to any one Eligible Individual during any one fiscal year shall be two million dollars ($2,000,000).

(b)     Reduction of Shares Available for Awards.  Upon the granting of an Award, the number of shares of Common Stock available under this Section hereof for the granting of further Awards shall be reduced as follows:

(i)     In connection with the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Option or Stock Appreciation Right.

(ii)     In connection with the granting of an Award that is settled in Common Stock, other than the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Award; provided, however, to the extent the aggregate number of shares of Common Stock subject to Awards (other than Options or Stock Appreciation Rights) exceed two million five hundred thousand (2,500,000) shares, such excess shall be counted against the overall share limit available under Section 6(a) as three shares of Common Stock for each share of Common Stock issued in connection with such Award.

(iii)     Awards settled in cash shall not count against the total number of shares of Common Stock available to be granted pursuant to the Plan. Any Common Stock subject to a Stock Appreciation Right which is not issued pursuant to settling such Stock Appreciation Right shall not be counted against the total number of shares of Common Stock available to be granted pursuant to the Plan.

(c)     Cancelled, Forfeited, or Surrendered Awards.  If any Award is cancelled, forfeited or terminated for any reason prior to exercise or becoming vested in full, the shares of Common Stock that were subject to such Award will to the extent cancelled, forfeited or terminated shall be available for future Awards granted under the Plan as if said Award had never been granted; provided, however, that any shares of Common Stock subject to an Award, other than a Stock Appreciation Right, which is cancelled, forfeited or terminated in order to pay the Exercise Price, purchase price or any taxes or tax withholdings on an Award shall not be available for future Awards granted under the Plan. Any Common Stock subject to a Stock Appreciation Right which is not issued upon settling such Stock Appreciation Right shall be available for future Awards granted under the Plan.

(d)     Recapitalization.  If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Spherion by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of Spherion or other increase or decrease in such shares effected without receipt of consideration by Spherion occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of Common Stock available under the Plan; (ii) in the aggregate limit of the number of shares of Common Stock that may be granted pursuant to an Incentive Stock Option, (iii) in the limits on the number of shares of Common Stock that may be granted to an Eligible Employee in any one fiscal year; (iv) in the calculation of the reduction of shares of Common Stock available under the Plan; (v) in the number and kind of shares of Common Stock issuable upon exercise (or vesting) of outstanding Awards granted under the Plan; (vi) in the Exercise Price per share of outstanding Options granted under the Plan and (vii) the number of shares of Common Stock subject to Awards which may be granted to Non-Employee Directors under Section 11. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment under this Section 6(d), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any adjustments made under this Section 6(d) with respect to any Incentive Stock Options must be made in accordance with Code Section 424.

7.	OPTIONS

(a)     Grant of Options.  Subject to the terms and conditions of the Plan, the Committee may grant to Eligible Individuals Options to purchase such number of shares of Common Stock on such terms and conditions as the Committee may determine. Each grant of an Option must satisfy the requirements set forth in this Section.

(b)     Type of Options.  Each Option granted under the Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-qualified Stock Options.

(c)     Exercise Price.  Subject to the limitations set forth in the Plan relating to Incentive Stock Options, the Exercise Price of an Option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price of the shares of Common Stock subject to such Option may not be less than Fair Market Value of the Common Stock on the Grant Date, or if greater, the par value of the Common Stock.

(d)     Limitation on Repricing.  Unless such action is approved by Spherion’s shareholders: (i) no outstanding Option granted under the Plan may be amended to provide an Exercise Price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments to the Exercise Price pursuant to Sections 6(d) and 13); (ii) the Committee may not cancel any outstanding Option and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an Exercise Price per share lower than the then-current Exercise Price per share of the cancelled Option (other than adjustments to the Exercise Price pursuant to Sections 6(d) and 13); and (iii) the Committee may not authorize the repurchase of an outstanding Option (other than pursuant to Sections 6(d), 12 and 13).

(e)     Limitation on Option Period.  Subject to the limitations set forth in the Plan relating to Incentive Stock Options, Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the seventh anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Award Agreement relating to such Option. In the case of Options expiring prior to the seventh anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the seventh anniversary of the Grant Date thereof.

(f)     No Reload of Stock Options.  The Plan shall not permit an additional automatic grant of an Option to a Participant who exercises an Option by surrendering other shares of Common Stock (“reload stock option”).

(g)     Limitations on Incentive Stock Options.  Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.

(i)     Limitation on Grants.  Incentive Stock Options may only be granted to Section 424 Employees. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall be treated as Non-qualified Stock Options.

(ii)     Minimum Exercise Price.  In no event may the Exercise Price of an Incentive Stock Option be less than 100% of the Fair Market Value as of the Grant Date of a share of Common Stock.

(iii)     Ten Percent Stockholder.  Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent of the total combined voting power of all classes of stock of Spherion, such Incentive Stock Options (i) must have an Exercise Price that is at least 110% of the Fair Market Value as of the Grant Date of a share of Common Stock, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

(h)     Vesting Schedule and Conditions.  No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Award Agreement relating thereto. Except as otherwise provided in Sections 11, 12 and 13 of the Plan, Options subject solely to a future service requirement shall have a vesting period of not less than three years from the Grant Date (but permitting partial vesting, on a pro rata or other basis, over such time); provided, however, Options which are awarded to Non-Employee Directors and subject solely to a future service requirement shall not vest prior to the first (1st) anniversary of the Grant Date.

(i)     Exercise.  When the conditions to the exercise of an Option have been satisfied, the Participant may exercise the Option only in accordance with the following provisions. The Participant shall deliver to Spherion a written notice stating that the Participant is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in the Plan. Said notice must be delivered to Spherion at its principal office and addressed to the attention of the Treasury Department, Spherion Corporation, 2050 Spectrum Boulevard, Ft. Lauderdale, FL 33309. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

(j)     Payment.  Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:

(i)     by cash, certified or cashier’s check, bank draft or money order; or

(ii)     through the delivery to Spherion of shares of Common Stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to Spherion’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in Spherion incurring any liability under Section 16(b) of the Exchange Act.

Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion and to the extent permitted by applicable law, permit such payment to be made (i) through a “cashless exercise sale and remittance procedure” pursuant to which the Participant shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to Spherion, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income, employment, excise and other taxes required to be withheld by the Company by reason of such exercise and (2) to Spherion to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; or (ii) by any other method as may be permitted by the Committee.

(k)     Termination of Employment, Disability or Death.  Unless otherwise provided in an Award Agreement, upon the termination of the employment or other service of a Participant with Company for any reason, all of the Participant’s outstanding Options (whether vested or unvested) shall be subject to the rules of this paragraph. Upon such termination, the Participant’s unvested Options shall expire. Unless otherwise determined by the Committee, temporary absence from employment because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or service.

(i)     Termination for Reason Other Than Cause, Disability or Death.  If a Participant’s termination of employment is for any reason other than Cause (including Detrimental Activity or a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment by the Company for Cause or Detrimental Activity (without regard to any notice or cure period requirements)), Disability or death, any Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed ninety (90) days from the date of such termination, but in no event after the termination of the Option pursuant to its terms.

(ii)     Disability.  If a Participant’s termination of employment or service with the Company is by reason of a Disability of such Participant, the Participant shall have the right at any time within a period not to exceed one (1) year after such termination, but in no event after the termination of the Option pursuant to its terms, to exercise, in whole or in part, any vested portion of the Option held by such Participant at the date of such termination; provided, however, that if the Participant dies within such period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death, but in no event after the termination of the Option pursuant to its terms.

(iii)     Death.  If a Participant dies while in the employment or service of the Company, the Participant’s estate or the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option has the right, at any time within a period not to exceed one (1) year after the date of such Participant’s death, but in no event after the termination of the Option pursuant to its terms, to exercise, in whole or in part, any portion of the vested Option held by such Participant at the date of such Participant’s death.

(iv)     Termination for Cause.  In the event the termination is for Cause, Detrimental Activity or a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment by the Company for Cause or Detrimental Activity (without regard to any notice or cure period requirement), any Option held by the Participant at the time of occurrence of the event which would be grounds for termination of employment by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for termination of employment by the Company for Cause.

8.	STOCK APPRECIATION RIGHTS

(a)     Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts, as the Committee shall determine in its sole and absolute discretion. Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this Section.

(b)     Terms and Conditions of Stock Appreciation Rights.  Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the limitations on the Exercise Period, the Exercise Price and repricing) of the Stock Appreciation Right shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 7 above were the grant of the Stock Appreciation Rights a grant of an Option.

(c)     Exercise of Stock Appreciation Rights.  Stock Appreciation Rights shall be exercised by a Participant only by written notice delivered to the President of Spherion, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised.

(d)     Payment of Stock Appreciation Right.  Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of Common Stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Grant Date, by the number of shares of Common Stock with respect to which the Stock Appreciation Rights are then being exercised. Notwithstanding the foregoing, the Company may limit in any manner the amount payable with respect to a Stock Appreciation Right by including such limitation in the Award Agreement.

9.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(a)     Grant of Restricted Stock.  Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock or Restricted Stock Units, in such amounts, as the Committee shall determine in its sole and absolute discretion. Each grant of Restricted Stock or Restricted Stock Units shall satisfy the requirements as set forth in this Section.

(b)     Restrictions.  The Committee shall impose such restrictions on any Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation; time based vesting restrictions, or the attainment of Performance Goals. Except as otherwise provided in Sections 11, 12 and 13 of the Plan, Restricted Stock and Restricted Stock Units which are subject solely to a future service requirement shall not vest prior to the third (3rd) anniversary of the Grant Date; provided, however, that Restricted Stock and Restricted Stock Units which are awarded to Non-Employee Directors and subject solely to a future service requirement shall not vest prior to the first (1st) anniversary of the Grant Date. Shares of Restricted Stock or Restricted Stock Units subject to the attainment of Performance Goals will be subject to a minimum one-year performance period and will be released from restrictions only after the attainment of such Performance Goals has been certified by the Committee in accordance with Section 10(d).

(c)     Certificates and Certificate Legend.  With respect to a grant of Restricted Stock, the Company may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire. The Company may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, are subject to certain terms, conditions, and restrictions on transfer as set forth in the Spherion Corporation 2006 Stock Incentive Plan, and in an Agreement entered into by and between the registered owner of such shares and the company, dated ____________. A copy of the Plan and the Award Agreement may be obtained from the Secretary of the company.”

(d)     Removal of Restrictions.  Except as otherwise provided in the Plan, shares of Restricted Stock shall become freely transferable by the Participant upon the lapse of the applicable restrictions. Once the shares of Restricted Stock are released from the restrictions, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions held in escrow by the Company with respect to such Restricted Stock. Upon the lapse of the applicable restrictions with respect to any Restricted Stock Units, the Company shall deliver to the Participant, one share of Common Stock for each Restricted Stock Unit and any Dividend Equivalents (if any) credited with respect to such Restricted Stock Units. Unless otherwise provided in an Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for Restricted Stock Units. If a cash payment is made in lieu of delivering Common Stock, the amount of such cash payment for each share of Common Stock to which a Participant is entitled shall be equal to the Fair Market Value of the Common Stock on the date on which the applicable restrictions lapsed with respect to the related Restricted Stock Unit and any Dividend Equivalents (if any) credited with respect to such Restricted Stock Units.

(e)     Stockholder Rights.  Until the expiration of all applicable restrictions, the Restricted Stock shall be treated as outstanding, the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary, at the discretion of the Committee, all such dividends and distributions may be held in escrow by the Company until all restrictions on the respective Restricted Stock have lapsed. With respect to Restricted Stock Units, a Participant shall not have any right to vote on any matter submitted to Spherion’s stockholders and, unless otherwise provided for in an Award Agreement or as provided for in Section 6(d) of the Plan, shall not be entitled to receive dividends, Dividend Equivalent or other distributions paid with respect to such shares until the shares of Common Stock attributable to such Restricted Stock Units have been issued.

(f)     Termination of Service.  Unless otherwise provided in a Award Agreement, if a Participant’s employment or service with the Company terminates for any reason, all nonvested shares of Restricted Stock held by the Participant and any dividends or distributions held in escrow by Spherion with respect to such Restricted Stock shall be forfeited immediately and returned to the Company. Notwithstanding this paragraph, all grants of Restricted Stock that vest solely upon the attainment of Performance Goals shall be treated pursuant to the terms and conditions that would have been applicable under Section 10 as if such grants of Restricted Stock were Awards of Performance Shares.

10.	PERFORMANCE SHARES AND PERFORMANCE UNITS

(a)     Grant of Performance Shares and Performance Units.  Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Performance Shares and Performance Units, in such amounts, as the Committee shall determine in its sole and absolute discretion. Each grant of a Performance Share or a Performance Unit shall satisfy the requirements as set forth in this Section.

(b)     Performance Goals.  Performance Goals will be based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) the attainment of certain target levels of, or a specified increase in, Spherion’s enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in, Spherion’s after-tax or pre-tax profits including, without limitation, that attributable to Spherion’s continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase relating to, Spherion’s operational cash flow or working capital, or a component thereof; (iv) the attainment of certain target levels of, or a specified decrease relating to, Spherion’s operational costs, or a component thereof (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of Spherion’s long-term or short-term public or private debt or other similar financial obligations of Spherion, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share or earnings per share from Spherion’s continuing operations; (vii) the attainment of certain target levels of, or a specified percentage increase in, Spherion’s net sales, revenues, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, Spherion’s return on capital employed or return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, Spherion’s after-tax or pre-tax return on stockholder equity; (x) the attainment of certain target levels in the fair market value of Spherion’s Common Stock; (xi) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; (xii) the attainment of certain performance zone targets; and (xiii) the attainment of certain target levels of, or a specified increase in, EBITDA (earnings before income tax, depreciation and amortization). In addition, Performance Goals may be based upon the attainment by a subsidiary, division or other operational unit of Spherion of specified levels of performance under one or more of the measures described above. Further, the Performance Goals may be based upon the attainment by Spherion (or a subsidiary, division or other operational unit of Spherion) of specified levels of performance under one or more of the foregoing measures relative to the performance of other corporations. To the extent permitted under Code Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may (i) designate additional business criteria upon which the Performance Goals may be based; (ii) modify, amend or adjust the business criteria described herein or (iii) incorporate in the Performance Goals provisions regarding changes in accounting methods, corporate transactions (including, without limitation, dispositions or acquisitions) and similar events or circumstances. Performance Goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned and a level at which an Award will be fully earned.

(c)     Terms and Conditions of Performance Shares and Performance Units.  The applicable Award Agreement shall set forth (i) the number of Performance Shares or the dollar value of Performance Units granted to the Participant; (ii) the Performance Period and Performance Goals with respect to each such Award; (iii) the threshold, target and maximum shares of Common Stock or dollar values of each Performance Share or Performance Unit and corresponding Performance Goals, and (iv) any other terms and conditions as the Committee determines in its sole and absolute discretion. The Committee shall establish, in its sole and absolute discretion, the Performance Goals for the applicable Performance Period for each Performance Share or Performance Unit granted hereunder. Performance Goals for different Participants and for different grants of Performance Shares and Performance Units need not be identical. Unless otherwise provided in an Award Agreement, the Participants’ rights as a stockholder in Performance Shares and Performance Units shall be substantially identical to the terms and conditions that would have been applicable under Section 9 above if the Performance Shares were Restricted Stock and the Performance Units were a grant of Restricted Units.

(d)     Determination and Payment of Performance Units or Performance Shares Earned.  As soon as practicable after the end of a Performance Period, the Committee shall determine the extent to which Performance Shares or Performance Units have been earned on the basis of the Company’s actual performance in relation to the established Performance Goals as set forth in the applicable Award Agreement and shall certify these results in writing. As soon as practicable after the Committee has determined that an amount is payable or should be distributed with respect to a Performance Share or a Performance Unit, the Committee shall cause the amount of such Award to be paid or distributed to the Participant or the Participant’s estate, devisee or heir at law (whichever is applicable). Unless otherwise provided in an Award Agreement, the Committee shall determine in its sole and absolute discretion whether payment with respect to the Performance Share or Performance Unit shall be made in cash, in shares of Common Stock, or in a combination thereof. For purposes of making payment or a distribution with respect to a Performance Share or Performance Unit, the cash equivalent of a share of Common Stock shall be determined by the Fair Market Value of the Common Stock on the day the Committee designates the Performance Shares or Performance Units to be payable.

(e)     Termination of Employment.  Unless otherwise provided in an Award Agreement, if a Participant’s employment or service with the Company terminates for any reason, all of the Participant’s outstanding Performance Shares and Performance Units shall be subject to the rules of this Section.

(i)     Termination for Reason Other Than Death or Disability.  If a Participant’s employment or service with the Company terminates prior to the expiration of a Performance Period with respect to any Performance Units or Performance Shares held by such Participant for any reason other than death or Disability the outstanding Performance Units or Performance Shares held by such Participant for which the Performance Period has not yet expired shall terminate upon such termination and the Participant shall have no further rights pursuant to such Performance Units or Performance Shares.

(ii)     Termination of Employment for Death or Disability.  If a Participant’s employment or service with the Company terminates by reason of the Participant’s death or Disability prior to the end of a Performance Period, the Participant, or the Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to a payment of the Participant’s outstanding Performance Units and Performance Share at the end of the applicable Performance Period, pursuant to the terms of the Plan and the Participant’s Award Agreement; provided, however, that the Participant shall be deemed to have earned only that proportion (to the nearest whole unit or share) of the Performance Units or Performance Shares granted to the Participant under such Award as the number of months of the Performance Period which have elapsed since the first day of the Performance Period for which the Award was granted to the end of the month in which the Participant’s termination of employment or service, bears to the total number of months in the Performance Period, subject to the attainment of the Performance Goals associated with the Award as certified by the Committee. The right to receive any remaining Performance Units or Performance Shares shall be canceled and forfeited.

11.	AWARD GRANTS TO NON-EMPLOYEE DIRECTORS

(a)     Annual Grants.  The maximum number of shares of Common Stock that may be issued pursuant to Awards to a Non-Employee Director during any fiscal year shall be thirty thousand (30,000).

(b)     Plan Limit on Grants.  The maximum number of shares of Common Stock that may be issued to Non-Employee Directors under the Plan shall be seven hundred fifty thousand (750,000).

(c)     Vesting of Certain Non-Employee Director Awards.  Notwithstanding the minimum vesting provisions in Section 7(h) and 9(b) of the Plan, any Award granted to a Non-Employee Director in lieu of cash compensation shall not be subject to any minimum vesting requirements.

12.	CHANGE IN CONTROL

Unless otherwise provided in an Award Agreement, prior to a Change in Control of Spherion, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) that Awards shall terminate; provided, however, that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part, (iii) that Awards shall terminate provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested portion of the Award net of the Exercise Price thereof (if applicable), (iv) provide that, in connection with a liquidation or dissolution of Spherion, Awards shall convert into the right to receive liquidation proceeds net of the Exercise Price (if applicable) and (v) any combination of the foregoing; provided, however, the Committee shall not take any action permitted by this Section unless counsel for Spherion determines that such action will not result in adverse tax consequences to a Participant under Section 409A of the Code. In the event that the Committee does not terminate or convert an Award upon a Change in Control of Spherion, then the Award shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

13.	CHANGE IN STATUS OF PARENT OR SUBSIDIARY

Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion (i) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan and/or (ii) treat the employment or other services of a Participant employed by such entity as terminated if such Participant is not employed by Spherion or any entity that is a part of the Company immediately after such event.

14.	REQUIREMENTS OF LAW

(a)     Violations of Law.  The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other Federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto or the grant of an Award to comply with any law or regulation of any governmental authority.

(b)     Registration.  At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable Federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant’s exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval that the Company deems necessary or appropriate. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.

(c)     Withholding.  The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether Federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Award, or the removal of restrictions on an Award including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person’s wages or compensation due to such person, or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

(d)     Governing Law.  The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

15.	GENERAL PROVISIONS

(a)     Award Agreements.  All Awards granted pursuant to the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain such provisions, as the Committee shall deem appropriate. The terms of each Award Agreement need not be identical for Eligible Individuals provided that all Award Agreements comply with the terms of the Plan.

(b)     Purchase Price.  To the extent the purchase price of any Award granted hereunder is less than par value of a share of Common Stock and such purchase price is not permitted by applicable law, the per share purchase price shall be equal to the par value of a share of Common Stock.

(c)     Dividends and Dividend Equivalents.  Except as provided for in Section 6(d), Section 9(e) and Section 10 of the Plan, a Participant shall not be entitled to receive, currently or on a deferred basis, cash or stock dividends, Dividend Equivalents, or cash payments in amounts equivalent to cash or stock dividends on shares of Commons Stock covered by an Award which has not vested or an Option.

(d)     Deferral of Awards.  The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the vesting of a Restricted Stock Unit or a Performance Unit, receipt of all or a portion of the shares of Common Stock or cash subject to such Restricted Stock Unit or a Performance Unit and to receive Common Stock or cash at such later time or times, all on such terms and conditions as the Committee shall determine. The Committee shall not permit the deferral of an Award unless counsel for Spherion determines that such action will not result in adverse tax consequences to a Participant under Section 409A of the Code. If any such deferrals are permitted, then notwithstanding anything to the contrary herein, a Participant who elects to defer receipt of Common Stock shall not have any rights as a stockholder with respect to deferred shares of Common Stock unless and until shares of Common Stock are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

(e)     Prospective Employees.  Notwithstanding anything to the contrary, any Award granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee first becomes an employee of the Company.

(f)     Issuance of Certificates; Stockholder Rights.  Spherion shall deliver to the Participant a certificate evidencing the Participant’s ownership of shares of Common Stock issued pursuant to the exercise of an Award as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares. A Participant shall not have any of the rights of a stockholder with respect to such Common Stock prior to satisfaction of all conditions relating to the issuance of such Common Stock, and, except as expressly provided in the Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied. The Committee in its absolute and sole discretion may credit a Participant’s Award with Dividend Equivalents with respect to any Awards. To the extent that dividends and distributions relating to an Award are held in escrow by the Company, or Dividend Equivalents are credited to an Award, a Participant shall not be entitled to any interest on any such amounts. The Committee may not grant Dividend Equivalents to an Award subject to performance-based vesting to the extent the grant of such Dividend Equivalents would limit the Company’s deduction of the compensation payable under such Award for Federal tax purposes pursuant to Code Section 162(m).

(g)     Transferability of Awards.  A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant’s lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant’s “family member” as such term is defined in the Form 8 Registration Statement under the Securities Act of 1933, under such terms and conditions as specified by the Committee. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a “family member”, so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

(h)     Buyout and Settlement Provisions.  Except as prohibited in Section 7(d) of the Plan, the Committee may at any time on behalf of Spherion offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

(i)     Use of Proceeds.  The proceeds received by Spherion from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of Spherion.

(j)     Modification or Substitution of an Award.  Subject to the terms and conditions of the Plan, the Committee may modify outstanding Awards. Notwithstanding the following, no modification of an Award shall adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant’s consent. The Committee in its sole and absolute discretion may rescind, modify, or waive any vesting requirements or other conditions applicable to an Award. Notwithstanding the foregoing, without approval of the stockholders of Spherion, an Award may not be modified to reduce the exercise price thereof nor may an Award at a lower price be substituted for a surrender of an Award, provided that (i) the foregoing shall not apply to adjustments or substitutions in accordance with Section 6 or Section 12, and (ii) if an Award is modified, extended or renewed and thereby deemed to be in issuance of a new Award under the Code or the applicable accounting rules, the exercise price of such Award may continue to be the original Exercise Price even if less than Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

(k)     Amendment and Termination of Plan.  The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of Spherion at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of Spherion shall be required for any amendment (i) that changes the class of individuals eligible to receive Awards under the Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the Plan (except as permitted under Section 6 or Section 12 hereof), (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded, (iv) if such amendment is a material amendment to the Plan, or (iv) if such amendment eliminates a requirement provided herein that the stockholders of Spherion must approve an action to be undertaken under the Plan. Except as permitted under Section 6 or Section 12 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan. Awards granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated.

(l)     Section 409A of the Code.  With respect to Awards subject to Section 409A of the Code, this Plan is intended to comply with the requirements of such Section, and the provisions hereof shall be interpreted in a manner that satisfies the requirements of such Section and the related regulations, and the Plan shall be operated accordingly. If any provision of this Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

(m)     Notification of 83(b) Election.  If in connection with the grant of any Award any Participant makes an election permitted under Code Section 83(b), such Participant must notify the Company in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

(n)     Detrimental Activity.  All Awards shall be subject to cancellation by the Committee if the Participant engages in any Detrimental Activity. To the extent that a Participant engages in any Detrimental Activity prior to, or during the one year period after, any exercise or vesting of an Award but prior to a Change in Control, the Company shall be entitled to recover from the Participant at any time within two (2) years after the exercise or vesting of the Award but prior to a Change in Control, and the Participant shall pay over to the Company with respect to any Award previously held by such Participant (i) an amount equal to the excess of the Fair Market Value of the Common Stock for which any Option was exercised over the Exercise Price paid (regardless of the form by which payment was made) with respect to such Option; (ii) any shares of Common Stock granted pursuant to any Award other than an Option, and if such shares are not still owned by the Participant, the Fair Market Value of such shares on the date they were issued, or if later, the date all vesting restrictions were satisfied; and (iii) any cash or other property (other than Common Stock) received by the Participant from the Company pursuant to an Award.

(o)     Disclaimer of Rights.  No provision in the Plan, any Award granted or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

(p)     Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(q)     Nonexclusivity of Plan.  The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable.

(r)     Other Benefits.  No Award payment under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant’s level of compensation.

(s)     Headings.  The section headings in the Plan are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

(t)     Pronouns.  The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

(u)     Successors and Assigns.  The Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant’s estate, devisee, or heir at law.

(v)     Severability.  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(w)     Notices.  Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to Spherion, to its principal place of business, attention: Treasury Department, and if to the holder of an Award, to the address as appearing on the records of the Company.

C/O PROXY SERVICES 51 MERCEDES WAY EDGEWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 15, 2006. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Spherion Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 15, 2006. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Spherion Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	SPHER1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
SPHERION
Vote On Directors

Item 1.	The election of two Class I members of the Board of Directors to hold office until the 2009 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.	For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee’s number(s) on the line below.

Nominees:	01) William F. Evans 02) Roy G. Krause	☐	☐	☐

		For	Against	Abstain
Vote On Proposal
Item 2.	A proposal to adopt the Spherion Corporation 2006 Stock Incentive Plan.	☐	☐	☐

Vote On Proposal
Item 3.	A proposal to ratify the appointment of Deloitte & Touche LLP as our independant auditors for the 2006 fiscal year.	☐	☐	☐

For comments, please check this box and write them on the back where indicated.			☐
	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Meeting of Stockholders - May 16, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Spherion Corporation, a Delaware corporation ("Spherion"), hereby acknowledge(s) receipt of the Notice of the 2006 Annual Meeting of Stockholders and related Proxy Statement, Spherion's Form 10-K for the 2005 fiscal year and Spherion's 2005 Annual Report to Stockholders. The undersigned hereby appoint(s) Mark W. Smith and Lisa G. Iglesias, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, to vote on behalf and in the name of the undersigned, all shares of common stock, which the undersigned would be entitled to vote if then and there personally present at the Annual Meeting of Stockholders, to be held May 16, 2006 at 8:30 a.m., EDT, at Spherion's corporate headquarters, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309, and at any adjournment or adjournments thereof, on all matters set forth on the reverse side.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Comments:

(If you noted any Comments above, please mark the corresponding box on the reverse side.)

 (Continued, and to be signed and dated, on the reverse side.)